Exhibit 10.19

Execution Copy

CONFIDENTIAL TREATMENT REQUESTED

The confidential portions of this exhibit have been delivered separately to the Securities and Exchange Commission pursuant to a confidential application for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN [***].

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”), is made as of February 21, 2017 (the “Effective Date”), by and among Eyegate Pharmaceuticals, Inc., a corporation organized under the laws of Delaware (“Eyegate Pharmaceuticals”), EyeGate Pharma S.A.S., a French corporation and wholly owned subsidiary of Eyegate Pharmaceuticals (“EyeGate Pharma” and, collectively with Eyegate Pharmaceuticals, “Eyegate”) and Valeant Pharmaceuticals Ireland, a company duly formed and validly existing under the laws of the Republic of Ireland (“Valeant”).

WHEREAS, Eyegate has developed the drug EGP-437 (together with any improvements or enhancements thereto, “EGP-437”), which incorporates a reformulated topically active corticosteroid, dexamethasone phosphate, for delivery into the ocular tissues through Eyegate’s proprietary innovative drug delivery system, the EyeGate® II Delivery System (together with any improvements or enhancements thereto, the “EyeGate® II Delivery System,” and, together with EGP-437 and any improvements or enhancements thereto, the “Product”); and

WHEREAS, Valeant desires to acquire (i) the exclusive right to Manufacture, sell, distribute, Commercialize and otherwise Exploit the Product in the Territory in the Field, (ii) the exclusive right to Develop the Product in the Territory in the Field, other than for the United States, and (iii) a non-exclusive license to Develop the Product in the Field for the United States, in each case under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, do agree as follows:

ARTICLE 1
DEFINITIONS

1.1           Definitions. For purposes of this Agreement, the following terms, whether in the singular or the plural, shall have the meanings designated to them under this Article 1, unless otherwise specifically indicated:

(a)          “Act” shall mean the Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder from time to time.

(b)          “Affiliate” shall mean, as to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For the purpose of this definition, “control”, “controlled by” or “under common control with” means the possession of the power to direct or cause the direction of management and policies of such Person, whether through direct or indirect ownership of voting securities or otherwise.

(c)          “[***] Sales-Based Milestone Payment” shall mean each of the following payments:

(i)	a $[***] payment in respect of the first Calendar Year in which [***] in the Territory earned during such Calendar Year equal or exceed $[***]; and

(ii)	a $[***] payment in respect of the first Calendar Year in which [***] in the Territory earned during such Calendar Year equal or exceed $[***]; and

For the avoidance of doubt, an [***] Sales-Based Milestone Payment with respect to a level of [***] shall be payable only once with respect to such level of [***] achieved solely during the applicable Calendar Year; provided that one or more additional [***] Sales-Based Milestone Payments may be payable in respect of a Calendar Year where more than one level of [***] triggering an [***] Sales-Based Milestone Payment is reached solely during such Calendar Year. Appendix D sets out an example with respect to the payment of [***] Sales-Based Milestone Payments.

(d)          “Applicable Laws” shall mean all applicable federal, state, local or foreign laws, statutes or ordinances, common law, or any rules, regulations, standards, judgments, orders, writs, injunctions, decrees, arbitration awards and agency requirements, including without limitation the Act.

(e)          “Audited Party” shall have the meaning set forth in Section 8.2(a).

(f)          “Auditing Party” shall have the meaning set forth in Section 8.2(a).

(g)          “Authorized Generic” shall mean the Product comprised of drug and device in released, finished form that is: (i) packaged and sold without the Product Trademark or a Valeant Trademark, (ii) Manufactured, sold, distributed or Commercialized pursuant to a Marketing Authorization with the consent of Valeant and (iii) intended to be dispensed as if the Product were a Generic Substitute.

(h)          “Business Day” shall mean any day except Saturday, Sunday or any other day on which banks in the State of New York or Ireland are closed for business.

(i)           “Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, however, that (i) the first Calendar Quarter of the Term shall extend from the Effective Date until March 31, 2017; and (ii) the last Calendar Quarter of the Term shall end upon the termination of this Agreement.

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(j)          “Calendar Year” shall mean the respective periods of twelve (12) consecutive calendar months ending on December 31; provided, however, that (i) the first Calendar Year of the Term shall extend from the Effective Date until December 31, 2017; and (ii) the last Calendar Year of the Term shall end upon the termination of this Agreement.

(k)          “Collaboration Results” shall mean all know-how (whether or not patentable) conceived or reduced to practice by or for either Party or any of its Affiliates in the course of performing the activities under this Agreement.

(l)          “Commercialize,” “Commercializing,” “Commercialization” or “Commercialized” means all activities directed to the Promotion, selling or offering for sale of the Product, including planning, market research, pre-marketing activities, Promoting, importing, exporting, and distributing. For clarity, “Commercialization” shall not include any activities related to Manufacturing or Development of the Product.

(m)          “Commercially Reasonable Efforts” shall mean the efforts and resources normally used by a Party for a pharmaceutical product of its own discovery with a similar market potential at a similar stage in its development or commercialization, taking into account the competitiveness of the marketplace, such Party’s proprietary position with respect to such product, applicable regulatory circumstances, the profitability to such Party of such product, the likelihood of success of commercialization, and other relevant factors.

(n)          “Competitive Product” shall mean [***].

(o)          “Confidential Information” shall have the meaning set forth in Section 13.1.

(p)          “Contract” shall mean any agreement, contract, license, lease, commitment, arrangement or understanding, written or oral, including any sales order and purchase order currently outstanding that is legally binding and enforceable against the parties thereto.

(q)          “Controlled” shall mean possession by a Party of the right to grant to the other Party a license, sublicense or other right to use, of the scope provided for in this Agreement, under intangible or intellectual property rights (including patent rights, design rights, copyrights, know-how, trade secrets, data and rights to access or cross-reference regulatory filings) without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be first required hereunder to grant the other Party such license, sublicense or other right.

(r)           “Cover,” “Covered,” and “Covering” shall mean, with respect to an invention, product, or process, in the absence of a license granted to a Valid Claim included in the applicable Patent, the Development, Manufacture, Commercialization or Exploitation of such invention, product, or process (as applicable) would infringe such Valid Claim (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue).

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(s)          “[***] Sales-Based Milestone Payment” shall mean each of the following payments:

(i)          a $[***] payment in respect of the first Calendar Year in which [***] in the Territory earned from the date of this Agreement equal or exceed $[***]; and

(ii)         a $[***] payment in respect of the first Calendar Year in which [***] in the Territory earned from the date of this Agreement equal or exceed $[***].

For the avoidance of doubt, a [***] Sales-Based Milestone Payment with respect to a level of [***] shall be payable only once with respect to such level of [***]; provided that one or more additional [***] Sales-Based Milestone Payments may be payable in respect of a Calendar Year where more than one level of [***] triggering a [***] Sales-Based Milestone Payment is reached. Appendix D sets out an example with respect to the payment of [***] Sales-Based Milestone Payments.

(t)           “Develop,” “Development,” and “Developing” means those research and development activities, including research, pre-clinical and other non-clinical activities, test method development and stability testing, toxicology, formulation development, clinical trials, and regulatory activities that are necessary or useful to permit the marketing and sale of a product, including all research and other activities conducted to obtain any Marketing Authorizations. For clarity, “Development” shall not include any activities related to Manufacturing or Commercialization of a Product.

(u)          “Development Milestone” shall have the meaning set forth in Section 7.1(b).

(v)          “Development Milestone Payment” shall have the meaning set forth in Section 7.1(b).

(w)          “Disclosing Party” shall have the meaning set forth in Section 13.1.

(x)          “Effective Date” shall have the meaning set forth in the Preamble.

(y)          “EGP-437” shall have the meaning set forth in the Recitals.

(z)          “Exploit” or “Exploitation” means to import, export, use, sell, or offer for sale (and, for clarity, shall not include make or have made).

(aa)         “Eyegate” shall have the meaning set forth in the Preamble.

(bb)         “EyeGate® II Delivery System” shall have the meaning set forth in the Recitals.

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(cc)         “Eyegate Patents” shall have the meaning set forth in Section 1.1(iii).

(dd)         “EyeGate Pharma” shall have the meaning set forth in the Preamble.

(ee)         “Eyegate Pharmaceuticals” shall have the meaning set forth in the Preamble.

(ff)          “FDA” shall mean the United States Food and Drug Administration, or any successor entity thereto.

(gg)         “Field” shall mean the ocular iontophoretic treatment for post-operative ocular inflammation and pain in ocular surgery patients.

(hh)         “Force Majeure Event” shall have the meaning set forth in Section 16.1.

(ii)          “GAAP” shall mean U.S. generally accepting accounting principles.

(jj)          “Generic Substitute” shall mean, with respect to any particular country in the Territory, the marketing and sale in such country of a Substitutable Product, which is marketed and sold without any trademark or under any trademark other than the Product Trademark or any Valeant Trademark.

(kk)         “Indemnitee” shall have the meaning set forth in Section 15.3.

(ll)          “Indemnitor” shall have the meaning set forth in Section 15.3.

(mm)       “Joint Inventions” shall have the meaning set forth in Section 11.3.

(nn)         “Joint Patents” means any Patents arising or resulting from Joint Inventions.

(oo)         “JSC” shall have the meaning set forth in Section 3.1.

(pp)         “License Fees and Milestone Payments” shall mean the payments to be made by Valeant pursuant to Sections 7.1 and 7.2.

(qq)         “Litigating Party” shall have the meaning set forth in Section 11.7(g).

(rr)          “Losses” shall have the meaning set forth in Section 15.1.

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(ss)         “Manufacturing,” “Manufacture” or “Manufactured” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, and shipping and holding (prior to distribution) of the Product or any intermediate or component thereof, including process development, process qualification and validation, scale-up, commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control. For clarity, “Manufacturing” shall not include any activities related to Commercialization or Development of a Product.

(tt)         “Marketing Authorization” shall mean, with respect to any country, the regulatory authorization required to market and sell the Product for use in the Field in that country as granted by the relevant Regulatory Authority.

(uu)         “Members” shall have the meaning set forth in Section 3.2(a).

(vv)         “Net Sales” shall mean, for a particular period, in a particular country in the Territory, the gross amount invoiced by or on behalf of Valeant or its Affiliates or distributors for sale of the Product in the Field for such period in such country, less the following deductions [***]. To the extent any such deductions apply to the Product as well as any other products of Valeant or its Affiliates, such deductions shall be fairly and equitably allocated to the Product and such other products of Valeant or its Affiliates, such that the Product does not bear a disproportionate portion of such deductions. Any of the deductions listed above that involves payment by Valeant or its Affiliates or distributors shall be taken as a deduction in the Calendar Quarter in which the payment is accrued by such entity.  To the extent accrued deductions are subsequently reduced or increased, adjustments will be made to that Calendar Quarter.  The transfer of Product by Valeant to an Affiliate or a distributor will not be deemed a sale, except in the case of an Affiliate or distributor whose primary business is wholesale distribution of pharmaceutical products, in which case the per unit sales price of Product sold to such Affiliate or distributor shall be deemed to be the average sales price per unit of the Product sold by the applicable Party, its Affiliates or distributors to Third Parties in arm’s length transactions during the Calendar Quarter in which the sale took place.

(ww)        “New York Court” shall have the meaning set forth in Section 16.7(c).

(xx)         “Non-Field Rights” shall have the meaning set forth in Section 2.4.

(yy)         “Non-Litigating Party” shall have the meaning set forth in Section 11.7(g).

(zz)         “Party” shall mean either Valeant or Eyegate.

(aaa)        “Patents” shall mean patents and patent applications and all substitutions, divisions, continuations, continuations-in-part, any patent issued with respect to any such patent applications, any reissue, reexamination, utility models or designs, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all counterparts thereof in any country.

(bbb)        “Person” shall mean any individual, corporation, partnership (whether general, limited or limited liability), association, joint venture, limited liability company, unlimited liability company, joint stock company, unincorporated organization, trust or other legal entity or organization, having legal personality, or the right to sue in its own name.

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(ccc)        “Product” shall have the meaning set forth in the Recitals and for the sake of clarification shall mean a combination of products for use in the Field that are comprised of a drug (including EGP-437) and a device (including the Eyegate® II Delivery System), which shall include (i) the Authorized Generic of such Product, (ii) any improvements or enhancements to the Product, including such improvements or enhancements to its components, namely, EGP-437 and the Eyegate® II Delivery System resulting from the Development activities conducted by either party hereunder, and (iii) the components of such combination product, namely EGP-437 and the Eyegate® II Delivery System.

(ddd)        “Product Contracts” shall have the meaning set forth in Section 9.2(k).

(eee)        “Product IP” shall mean, collectively, the Product Know-How, the Product Patents, the Product Trademarks, the Marketing Authorizations and all other intellectual property rights of any nature whatsoever (including rights to patents, patent applications, supplementary protection certificates, registered designs, copyright, trademarks, know-how, confidential information and trade secrets, including the right to modify, transfer and license such rights) owned or licensed or otherwise Controlled by Eyegate or any of its Affiliates and that (i) is related to the Product or the Manufacture, sale, distribution or Commercialization of the Product or (ii) is necessary or useful to its Development, Manufacture, sale, distribution, Commercialization, Exploitation or other use, and, for greater certainty, shall include any such intellectual property rights arising or otherwise resulting from the Development activities conducted by or on behalf of Eyegate pursuant to the terms of this Agreement.

(fff)        “Product Know-How” shall mean any information, know-how, trade secrets, inventions (whether patentable or not), data and result that is Controlled by Eyegate or any of its Affiliates on the Effective Date or at any time during the Term and that (i) is related to the Product or the Manufacture, sale, distribution or Commercialization of the Product or (ii) is necessary or useful to its Development, Manufacture, sale, distribution, Commercialization, Exploitation or other use and, for greater certainty, shall include any information, know-how, trade secrets, inventions (whether patentable or not), data and result arising or otherwise resulting from the Development activities conducted by or on behalf of Eyegate pursuant to the terms of this Agreement.

(ggg)        “Product Patents” shall mean all United States and international Patents that at any time during the Term of this Agreement are owned by Eyegate or an Affiliate of Eyegate or to which Eyegate or an Affiliate of Eyegate has the right to grant licenses in the Field (“Eyegate Patents”), the claims of which may be infringed, absent a license, by the Manufacture, Commercialization, distribution, use, sale, offer for sale or importation of the Product in the Field, including, but not limited to, the Patents set out in Schedule 9.2(c) hereto, which may be updated from time to time to include further inventions related to the Product.

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(hhh)       “Prosecution and Maintenance” or “Prosecute and Maintain” shall mean (i) with regard to a particular Product Patent, the preparation, filing, prosecution and maintenance of such Product Patent, as well as reexaminations, reissues, requests for patent term extensions and the like with respect to such Product Patent, together with the defense of oppositions, inter partes reviews and other similar proceedings with respect to such Product Patent, or (ii) with regard to a particular Product Trademark, the preparation, filing, prosecution, maintenance and renewal of such Product Trademark, together with the defense of oppositions and similar proceedings with respect to such Product Trademark.

(iii)         “Product Trademark” shall mean the trademark “EYEGATE” including United States Patent and Trademark Office Trademark Registration No. 2,934,679, and any such names, trademarks, trade names, trade dress or logos used with respect to the Product during the Term of this Agreement and which are owned or licensed or otherwise Controlled by Eyegate or any of its Affiliates.

(jjj)         “Promote,” “Promotional,” “Promotion,” “Promoting” and “Promoted” mean those activities normally undertaken by a company to encourage sales or appropriate use of the Product, including details, product sampling, detail aids, coupons, discount cards, journal advertising, direct mail programs, direct-to-consumer advertising, convention exhibits and other forms of marketing, advertising, public relations or promotion.

(kkk)       “Recalls” shall have the meaning set forth in Section 12.4.

(lll)          “Receiving Party” shall have the meaning set forth in Section 13.1.

(mmm)     “Recoverable Amounts” shall have the meaning set forth in Section 11.7(e).

(nnn)        “Reduced Royalty” shall have the meaning set forth in Section 7.4.

(ooo)        “Regulatory Authority(ies)” shall mean any regulatory authority, agency, department, bureau, or other governmental entity, including the FDA and corresponding foreign authorities, which is responsible for issuing approvals, licenses, registrations, clearances, or authorizations necessary for the Development, registration, Manufacture, testing, formulation, assembly, packaging, labelling, use, receipt, shipment, storage, import, export, transport, Commercialization, Promotion, marketing, distribution or sale of the Product in a country.

(ppp)        “Regulatory Exclusivity” shall mean any rights or protections which are recognized, afforded or granted by the FDA or any other Regulatory Authority in any country or region of the Territory, in association with the Marketing Authorization of the Product, providing the Product: (a) a period of marketing exclusivity, during which a Regulatory Authority recognizing, affording or granting such marketing exclusivity shall refrain from either reviewing or approving a marketing authorization application or similar regulatory submission, submitted by a Third Party seeking to market a Competitive Product, or (b) a period of data exclusivity, during which a Third Party seeking to market a Competitive Product is precluded from either referencing or relying upon, without an express right of reference from the dossier holder, the Product’s clinical dossier or relying on previous Regulatory Authority findings of safety or effectiveness with respect to such Product to support the submission, review or approval of a marketing authorization application or similar regulatory submission before the applicable Regulatory Authority.

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(qqq)      “Right of Last Refusal” shall have the meaning set forth in Section 2.4.

(rrr)        “Royalties” shall have the meaning set forth in Section 7.3.

(sss)        “Sublicensee(s)” shall mean a sub-licensee in respect of the rights and licenses granted hereunder, appointed in accordance with the terms and conditions of this Agreement.

(ttt)        “Substitutable Product” shall mean a product comprised of a drug and device, wherein said drug with respect to which there has been made an authorized claim of A-rated therapeutically equivalent or otherwise therapeutically equivalent, as defined in the Orange Book, with respect to the United States, or the foreign equivalent thereof in the relevant country in the Territory (outside the United States), or similar determination of interchangeability with EGP-437, permitting the pharmacy to switch such product with EGP-437 for use in the Field together and in combination with an approved or cleared device that is substantially comparable to the EyeGate® II Delivery System, which determination has been made by the appropriate Regulatory Authority or by Applicable Laws, or other claim of substitutability with the Product for use in the Field in the relevant country in the Territory for the purpose of payor reimbursement, which has been established by a grant of the competent Regulatory Authority or by Applicable Laws.

(uuu)        “Term” shall have the meaning set forth in Section 14.2.

(vvv)        “Territory” shall mean the entire world.

(www)      “Third Party” shall mean any Person other than Eyegate or Valeant or their respective Affiliates.

(xxx)        “Third Party Licenses” shall have the meaning set forth in Section 11.7(e).

(yyy)        “Transaction Protocol” shall mean that certain Transaction Protocol (License Agreement), by and between Optis B.V., Optis Franca SA (n/k/a EyeGate Pharma) and Mrs. Francine Behar-Cohen, dated as of July 23, 1999.

(zzz)         “United States” or “U.S.” shall mean the United States of America and its territories and possessions, including the District of Columbia and Puerto Rico.

(aaaa)      “University of Miami License Agreement” shall mean that certain Amended and Restated License Agreement, by and between University of Miami and EyeGate Pharma (f/k/a Optis France SA), dated as of December 16, 2005, as amended.

(bbbb)      “U.S. Development Plan” shall have the meaning set forth in Section 4.3.

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(cccc)       “U.S. Marketing Authorization” shall mean the New Drug application (NDA) for the Product that is a combination product of EGP-437 and the EyeGate® II Delivery System, together with any other Marketing Authorizations required to market and sell the Product in the Field in the United States.

(dddd)      “Uveitis License Agreement” shall have the meaning set forth in Section 2.4.

(eeee)       “Valeant” shall have the meaning set forth in the Preamble.

(ffff)        “Valeant Stock” shall have the meaning set forth in Section 14.11(c).

(gggg)      “Valeant Trademark” shall mean one or more trademarks owned or otherwise controlled by Valeant and used in connection with the Product.

(hhhh)      “Valid Claim” shall mean (a) a claim of an issued and unexpired Patent that (i) has not been rejected, revoked or held to be invalid or unenforceable by a court or other authority of competent jurisdiction, from which no appeal can be taken or (ii) has not been finally abandoned, disclaimed or admitted to be invalid or unenforceable through reissue or disclaimer; or (b) a claim included in a pending patent application of a Patent that (i) has not been pending for more than five (5) years from the effective date of filing such Patent application or (ii) has not been finally determined to be unallowable by the applicable court or other authority of competent jurisdiction (from which no appeal is or can be taken).

(iiii)         “Western Europe” shall mean the countries set out on Schedule 1.1(iiii) hereto.

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ARTICLE 2
LICENSE GRANT TO VALEANT; RESPONSIBILITIES

2.1           License Grant to Valeant. Subject to the terms and conditions of this Agreement, Eyegate hereby grants to Valeant and its Affiliates during the Term:

(a)          an exclusive (even as to Eyegate and its Affiliates) license, including the right to grant sublicenses (in accordance with Section 2.3), under the Product IP for Valeant and its Affiliates to Manufacture, have Manufactured, use, sell, offer for sale, import, distribute, Commercialize and otherwise Exploit the Product in the Field in the Territory;

(b)          an exclusive (even as to Eyegate and its Affiliates) license, including the right to grant sublicenses (in accordance with Section 2.3), under the Product IP for Valeant and its Affiliates to Develop the Product in the Field in the Territory outside the United States; and

(c)          a sole license (being exclusive except as to Eyegate and its Affiliates), including the right to grant sublicenses (in accordance with Section 2.3), under the Product IP for Valeant and its Affiliates to Develop the Product in the Field in the United States,

and Valeant, on behalf of itself and its Affiliates, hereby accepts such rights and licenses to carry out such activities under the terms and conditions set forth in this Agreement.

2.2           Limited Scope. Notwithstanding the foregoing, Eyegate shall retain all rights to the Product as necessary to exercise its rights and perform its obligations to the extent expressly set forth in, and subject to, this Agreement. For the avoidance of doubt and without limiting any other rights retained by Eyegate hereunder, Eyegate retains all rights not expressly granted to Valeant under this Agreement, and the rights and obligations of the Parties under this Agreement shall be limited to only the Product and shall not include any rights or obligations with respect to any other product of Eyegate.

2.3           Sublicensing. Valeant shall have the right to grant sublicenses of the licenses granted pursuant to Section 2.1 to Third Parties. For clarity, granting a sublicense shall not relieve Valeant of any of its obligations hereunder. Each sublicense granted hereunder shall be subject to the terms of this Agreement.

2.4           Right of Last Refusal for Use Outside the Field. Subject to the rights set out in the License Agreement dated July 9, 2015 (as may be amended from time to time) between Valeant and Eyegate (the “Uveitis License Agreement”), Eyegate hereby grants Valeant a right of last refusal (the “Right of Last Refusal”) to obtain rights to Manufacture, have Manufactured, use, sell, offer for sale, import, distribute, Commercialize and otherwise Exploit the Product outside the Field in the Territory (the “Non-Field Rights”), on the following terms (which such Right of Last Refusal shall be read in conjunction with the right of first refusal set out in the Uveitis License Agreement):

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(a)          During the Term, Eyegate shall be free to do further research on the Product in all fields (subject to the limitations set forth in this Agreement with respect to the Field and subject to the limitations set forth in the Uveitis License Agreement) and enter into discussions with Third Parties for the Product outside the Field. Prior to entering into material discussions with any Third Party regarding a possible agreement for Non-Field Rights, Eyegate will provide written notice to Valeant. Valeant shall have [***] from such notification to provide written notice of its interest in negotiating for such rights and shall have [***] days from such notification to negotiate in good faith and enter into an agreement for such Non-Field Rights on mutually acceptable terms. In the event that Valeant provides notice of its interest in such Non-Field Rights and the Parties negotiate reasonably and in good faith, but the Parties are unable to agree upon mutually acceptable terms, then and only then, in the event that Eyegate or any of its Affiliates proposes to grant, sell, assign or otherwise transfer all or any portion of the same Non-Field Rights to a Third Party, Eyegate acknowledges and agrees that prior to entering into any binding agreement for the grant of the same Non-Field Rights with any Third Party, Eyegate will notify Valeant and provide to Valeant a copy of the fully negotiated final draft of such proposed agreement with such Third Party and offer to Valeant the opportunity to enter into an agreement with Eyegate (or any of its Affiliates) for substantially the same rights and on substantially the same or equivalent terms as set forth in such draft.

(b)          Provided that Valeant has timely complied with all the terms set forth in Section 2.4(a), Valeant shall have [***] from the date Eyegate notifies Valeant of its intent to enter into any binding proposed agreement as set forth in Section 2.4(a), to provide Eyegate written notice of its decision with respect to the exercise of its Right of Last Refusal. If Valeant exercises its Right of Last Refusal within such [***] period, Valeant and Eyegate shall negotiate, in good faith and acting reasonably, enter into an agreement for substantially the same rights and on substantially the same or equivalent terms as set forth in the draft agreement provided to Valeant pursuant to the terms of Section 2.4(a). If and only if Valeant fails to exercise its Right of Last Refusal within such [***] period, Eyegate will be free to enter into such agreement with such Third Party; it being understood and acknowledged by Eyegate that any material modification of the terms of such proposed agreement with the Third Party after it had been declined by Valeant shall reinstate Eyegate’s obligations under this Section 2.4. If Eyegate or any of its Affiliates fails to enter into such agreement with such Third Party within [***], Valeant’s Right of Last Refusal shall be reinstated.

(c)          Each subsequent time that Eyegate proposes to grant, sell assign, or otherwise transfer all or any portion of the Non-Field Rights to a Third Party, Valeant’s Right of Last Refusal shall be reinstated and both Parties shall comply with the requirements set forth in Sections 2.4(a) and 2.4(b).

(d)          For greater certainty, for the purposes of this Section 2.4, “Non-Field Rights” shall include the right to Manufacture, have Manufactured, use, sell, offer for sale, import, distribute, Commercialize and otherwise Exploit the Eyegate® II Delivery System alone or in conjunction with another drug or pharmaceutical product outside the Field in the Territory.

2.5           Competitive Products. [***], neither Party shall, nor shall it permit its Affiliates to, directly or indirectly (including by means of license), Develop, make or have made, promote, market, sell or distribute in the Territory any Competitive Product, except pursuant to the terms of this Agreement; provided, however, that, [***], then Valeant (and its then Affiliates) shall be permitted to continue to make or have made, promote, market, sell or distribute such Competitive Product in the Territory and such making or having made, promotion, marketing, sale or distribution shall not be considered a breach of the terms of this Section 2.5. Notwithstanding anything herein to the contrary, nothing shall prevent Valeant or its Affiliates from Developing, making or having made, promoting, marketing, selling or distributing an Authorized Generic in the Field in the Territory.

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2.6           Assistance of Eyegate. Valeant shall have the right from time to time during the Term to request the assistance of Eyegate in relation to technical services that assist Valeant in the Manufacturing of the Product, including the components of the Product, EGP-437 and the EyeGate® II Delivery System.

2.7           Limitations on Valeant’s License. Notwithstanding the license granted to Valeant by Eyegate pursuant to Section 2.1 of this Agreement, subject to Section 2.4 and subject to the terms of and rights granted under the Uveitis License Agreement, Valeant hereby covenants and agrees not to promote, sell or distribute, anywhere in the Territory, without the prior written consent of Eyegate, any components of the Eyegate® II Delivery System other than for use in connection with EGP-437 in the Field.

ARTICLE 3
Joint Steering Committee

3.1           Joint Steering Committee. On or within thirty (30) days after the Effective Date, the Parties shall establish a Joint Steering Committee (“JSC”) to serve as a forum for the discussion and exchange of information and coordination of activities between the Parties solely with respect to the Product. In particular, the JSC shall be responsible for:

(a)          discussing and monitoring Development and Commercialization activities in relation to the Product, or to any improvement or further Development thereof that the Parties may agree to undertake subject to the terms and conditions of this Agreement, including discussing and coordinating clinical studies, including stability studies or other Development work required to obtain any Marketing Authorizations or for marketing purposes;

(b)          facilitating the exchange of information between the Parties under this Agreement regarding the implementation of Development activities;

(c)          discussing and reviewing sales forecasts, trademark usage, marketing strategies and plans to seek and obtain Marketing Authorizations;

(d)          monitoring the progress and results of Valeant’s Manufacturing, sale, distribution, Commercialization and Exploitation of the Product in the Field in the Territory;

(e)          reviewing and discussing the strategy for obtaining, maintaining and enforcing Product IP protection for the Product in the Territory;

(f)          resolving any disputes with respect to audits conducted by the Parties under this Agreement;

(g)          approving the U.S. Development Plan; and

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(h)          such other functions as may be mutually agreed upon by the Parties from time to time.

3.2           Membership and Governance of the JSC.

(a)          The JSC shall be comprised of four (4) members (the “Members”), with Eyegate appointing two (2) Members and Valeant appointing two (2) Members as their respective representatives on the JSC. The some or all of the members of the JSC may be the same as the members of the joint steering committee under the Uveitis License Agreement. The initial Members of the JSC shall be notified by each Party to the other Party in writing on the Effective Date or as soon as reasonably possible thereafter.

(b)          Each Party shall be entitled to remove any Member appointed by it and to appoint any person to fill the vacancy arising from the removal or retirement of such Member. Each Party shall give the other Party prior written notice of any changes in the identity of its Members. The Parties shall ensure that all of their appointed Members are of a suitable level of expertise, seniority and decision-making authority to deal with the issues that may arise in connection with matters to be considered by the JSC.

(c)          The JSC shall exercise its authority in good faith and in accordance with the terms of this Agreement. The JSC shall have no authority to bind the Parties unless the Parties expressly delegate matters to the JSC or ratify the decision of the JSC.

(d)          From time to time, the JSC may establish one or more subcommittees to oversee particular projects or activities related to this Agreement, and such subcommittees will be constituted as the JSC agrees. The Parties may replace their respective subcommittee representatives at any time, with prior written notice to the other Party. Any such subcommittee shall be run on the same basis as the JSC (i.e., including, without limitation, an agreed equal amount of representatives appointed by each Party) except that any issue within the purview of such a subcommittee that is not settled or determined by the applicable subcommittee shall be submitted to the JSC for resolution. The chairperson of each subcommittee shall report on subcommittee efforts at each JSC meeting, and either Party may invite its own representatives on such subcommittee to also report on such efforts.

3.3           Meetings of the JSC.

(a)          At least twenty-one (21) days prior to each regularly scheduled meeting of the JSC, written notice shall be given to each Member by the Party convening the meeting and at least fourteen (14) days prior to each such meeting, each Party shall provide to the other all written information expected to be disclosed at such meeting. In addition, special meetings of the JSC may be called on such shorter notice period as may be agreed between the Parties.

(b)          Valeant shall designate a Valeant Member as the chairperson of the JSC. The chairperson of the JSC shall set meeting agendas for the JSC, which shall include any matter that either Party requests to be included. Such agendas shall be circulated to all Members at least seven (7) business days prior to the date of the relevant meeting. The JSC chairperson shall be responsible for recording, preparing and (within ten (10) business days) issuing draft minutes of the JSC meetings, which draft minutes shall be reviewed, modified and approved in writing by the Members.

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(c)          The JSC shall have its first meeting within forty-five (45) days after the Effective Date, and thereafter shall hold meetings at least semiannually or as frequently as otherwise agreed by the Parties, by telephone or video conference. In the event that the Parties agree to hold face-to-face meetings, the venue for the meeting of the JSC shall alternate between the U.S. headquarters of Eyegate and Valeant, unless the Parties mutually agree otherwise. Each Party shall bear its own costs for its Members to attend JSC meetings and, as applicable, for its obligations to host such meetings. If agreed to by both Parties, meetings of the JSC may be held jointly with meetings of the joint steering committee established under the Uveitis License Agreement.

3.4           Limited Purpose. The JSC shall have only the purpose as is specifically granted to it in this Article 3, and such powers shall be subject to the terms and conditions set forth herein. Each Party shall retain the rights, powers and discretion over the matters allocated to such Party herein, and no such rights, powers, or discretion shall be delegated to or vested in the JSC. The JSC shall not have the authority to: (i) modify or amend the terms and conditions of this Agreement; (ii) waive either Party’s compliance with the terms and conditions of under this Agreement; or (iii) determine any such issue in a manner that would conflict with the express terms and conditions of this Agreement. Without limiting the foregoing, (a) Valeant will make the final determination with respect to the Manufacture, sale, distribution, Commercialization or Exploitation of the Product in the Field in the Territory and with respect to the Development of the Product in the Field in the Territory outside of the United States, and (b) Eyegate will make the final determination with respect to the Development of the Product in the Development Field for the United States (except as otherwise set forth herein). Notwithstanding the foregoing, following the approval of the U.S. Marketing Authorization, if Valeant conducts its own Development of the Product in the Field in the United States, Valeant will make the final determination with respect to such Development.

ARTICLE 4
Development

4.1           Eyegate and Valeant Development Representatives. Promptly (and no later than thirty (30) days) after the Effective Date, each Party shall designate in writing a representative of such Party that shall have the responsibility of communicating with the other Party’s personnel regarding Development of the Product in the Field for the United States under this Agreement (including the provision of such individual’s name, job title, fax and phone number). Each Party may change such representative from time to time by written notice to the other Party containing the name and contact information for the new representative.

4.2           Eyegate’s Obligation to Develop the Product. Eyegate shall use Commercially Reasonable Efforts to (i) Develop the Product in the Field for the United States, and (ii) obtain the Marketing Authorizations in the Field in the United States, including the U.S. Marketing Authorization.

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4.3           U.S. Development Plan. The Development activities with respect to the Product in the Field for the United States conducted in connection with this Agreement shall occur pursuant to a Development plan proposed by Eyegate and agreed upon by the JSC (the “U.S. Development Plan”). Eyegate shall propose the initial U.S. Development Plan to the JSC within sixty (60) days after the Effective Date, and the JSC shall discuss any amendments thereto and approve the initial U.S. Development Plan within ninety (90) days after the Effective Date. Prior to submission to the JSC, Eyegate shall provide a draft of the U.S. Development Plan for Valeant’s review and comment and Eyegate shall use good faith efforts to include Valeant’s comments in such U.S. Development Plan. On at least an annual basis, Eyegate shall review, update and decide whether to amend the then-current U.S. Development Plan to reflect any changes, reprioritizations of, or additions thereto. Any changes to the U.S. Development Plan shall require approval by the JSC and once approved by the JSC, such updated or amended U.S. Development Plan shall become effective and supersede the prior U.S. Development Plan. The U.S. Development Plan shall include:

(a)          a reasonably detailed written plan of Development activities in the Field for the United States for the period of time during which Development activities will be conducted, including any related target timelines;

(b)          plans and timelines for preparing any and all materials that are necessary for any required or useful approvals or authorizations to Commercialize the Product in the Field for the United States, including the U.S. Marketing Authorization; and

(c)          a detailed budget, setting forth the level of spending with respect to the Development activities in the Field for the United States for the period of time during which Development activities will be conducted.

In addition, Valeant shall have the right to review and approval (such approval not to be unreasonably withheld) any and all protocols, Phase 3 clinical plans and regulatory plans prepared by Eyegate, as well as any other Development or regulatory document that may reasonably impact the commercial viability of the Product.

4.4           Updates on Product Development Progress. At least once every Calendar Quarter, both Parties shall provide each other with a summary of the activities conducted during the preceding Calendar Quarter with respect to the Development of the Product. In addition, at least once per year, Eyegate shall prepare and provide a copy of a detailed report describing the progress made in implementing the U.S. Development Plan. Each report shall include with respect to the applicable one (1) year period a description of the Development activities conducted both within and outside the United States with respect to the Product, as well as any proposed amendments or revisions to any development plan. Both Parties shall also provide each other with regular telephonic updates on the progress made in implementing the development plans and other information as may be reasonably requested.

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4.5           Development Costs.

(a)          Eyegate shall be responsible for one hundred percent (100%) of all Development costs incurred by or on behalf of Eyegate or any of its Affiliates with respect to any Development of the Product (i) in the Field for the United States, and (ii) subject to the terms of the Uveitis License Agreement, outside of the Field. To the extent the applicable Regulatory Authority requires a post-marketing study or some other post-approval Development work in connection with the grant of a Marketing Authorization in the United States, the Parties shall meet to negotiate a development plan for such additional studies and shall agree to split the costs associated with such Development work.

(b)          Valeant shall be responsible for one hundred percent (100%) of all Development costs with respect to any Development of the Product in the Field for countries other than the United States.

(c)          Within thirty (30) days of the end of each Calendar Quarter, Eyegate will submit to Valeant a report detailing Eyegate’s and its Affiliates’ Development costs incurred during such Calendar Quarter for the Development of the Product in the Field for the United States, including copies of invoices and any other supporting evidence necessary to substantiate such Development costs.

4.6           Development Records. Eyegate shall maintain current and accurate records of all work conducted by it under the U.S. Development Plan and all data, know-how and other results invented in connection with, generated by or that results from the conduct of such Development activities (which records shall include, as applicable, books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof (e.g., samples of materials and other graphic or written data generated in connection with the Development activities)). Such records shall properly reflect all work done and results achieved in the performance of the Development activities in sufficient detail and in good scientific manner appropriate for regulatory and patent purposes. All such records shall be retained by Eyegate until the later of (a) three (3) years after the end of the Calendar Year in respect of which payment such work is conducted and (b) the period of time required by Applicable Law.

4.7           Valeant’s Development Rights and Obligations.

(a)          Valeant and its Affiliates shall have the exclusive (even as to Eyegate and its Affiliates) right to Develop the Product in the Field for countries outside of the United States, , in accordance with the terms of this Agreement, and Valeant shall be responsible for all costs associated with such Development; provided that Valeant and/or its Affiliates must provide Eyegate with prior written notice prior to commencing the Development of the Product in the Field in each country or territory outside of the United States. Following the receipt of the U.S. Marketing Authorization, Valeant and its Affiliates shall also have the right to Develop the Product in the Field for the United States and Valeant shall be responsible for its own costs of any such Development.

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ARTICLE 5
Commercialization AND MANUFACTURING

5.1           Commercialization Generally. Valeant and its Affiliates shall have the exclusive (even as to Eyegate and its Affiliates) right to Commercialize the Product in the Field in the Territory and to establish the strategy, including the price and sales strategy, for the Commercialization of the Product in the Field in the Territory. Valeant and its Affiliates shall be responsible for establishing and approving (in its sole discretion) the form, content and terms and conditions of contracts and other arrangements regarding the sale of the Product in the Field in the Territory, including contracts with wholesalers, other distributors, and retailers (as applicable). Notwithstanding anything herein to the contrary, Valeant shall be solely responsible for determining the prices of the Product in the Field in the Territory.

5.2           Reimbursement for Medical Procedures. Before submitting any request, application or information to a governmental entity for the purpose of obtaining, maintaining or changing a Healthcare Common Procedure Coding System (HCPCS) code (J-Code) or Current Procedural Terminology (CPT) code for the Product or for the medical procedures involving the Product, Valeant shall submit such proposed request, application or information to Eyegate for prior written approval, which approval shall not be unreasonably withheld or delayed. Valeant shall not make any material changes to such request, application or information after it has been approved by Eyegate without the prior written consent of Eyegate, except to the extent such changes are required by applicable laws or regulations. Valeant shall promptly notify Eyegate of all changes made to any such request, application or information that has been previously approved by Eyegate and shall consult with Eyegate with respect to any changes required by applicable laws or regulations.

5.3           Promotion Rights and Responsibilities. Notwithstanding anything herein to the contrary, during the Term, subject to, and in accordance with, the terms and conditions of this Agreement, Valeant and its Affiliates shall have the exclusive right to Promote the Product under the Product Trademarks or the Valeant Trademarks throughout the Territory in the Field; provided that, notwithstanding this exclusive right, during the Term of this Agreement, Eyegate shall have the non-exclusive right, at its own expense, to publish journal articles and make presentations relating to or mentioning the Product in the Field with the prior written consent of Valeant, such consent not to be unreasonably withheld, provided that Valeant is provided with a copy of such journal articles and presentations a reasonable amount of time in advance of such publication or presentation and Eyegate uses good faith efforts to include in such articles or presentations the comments of Valeant thereon. For the sake of clarity but subject to the terms of the Uveitis License Agreement, Eyegate shall be free to publish journal articles and make presentations concerning Eyegate’s technology relating to iontophoresis or any products outside the Field without the need of Valeant’s consent.

5.4           Manufacturing Rights.

(a)          Valeant shall have the exclusive right to Manufacture or have Manufactured the Product (including its components) for use in the Field in the Territory and for establishing the strategy for the Manufacture of the Product, including as to whether to Manufacture the Product (and its components) through its Affiliates or Third Parties and to select any such Third Party manufacturers and suppliers. Valeant and its Affiliates shall be responsible for establishing and approving (in its sole discretion) the form, content and terms and conditions of contracts and other arrangements regarding the Manufacture of the Product in the Field in the Territory, including contracts with Third Party suppliers of the Product or components of the Product and Third Party packagers. On request by Valeant, Eyegate shall facilitate introductions with its Third Party suppliers and manufacturers of the Product and its components to enable Valeant to purchase Product directly from such third party suppliers.

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(b)          In the event that Valeant is manufacturing the Product, either itself or through an Affiliate or Third Party, and Eyegate wishes to obtain supply of Product from such source, whether for Development purposes or for use outside of the Field, the Parties shall meet to discuss the appropriate strategy of providing supply of Product to Eyegate, which may include (i) if Valeant or its Affiliate is manufacturing the Product, the good faith negotiation of a supply agreement, on mutually agreeable terms (including provisions relating to priority of supply in supply shortage situations), pursuant to which Valeant or its Affiliates supplies Product to Eyegate at a purchase price of [***] or some other mutually agreeable purchase price, or (ii) if Valeant (or its Affiliate) obtains supply of Product from a Third Party manufacturer, (A) the negotiation of a supply agreement between Valeant (or its Affiliate) and Eyegate, pursuant to which Valeant (or it Affiliate) supplies Product to Eyegate on the same terms as Valeant (or its Affiliate) receives supply from the Third Party manufacturer, with such mutually agreeable adjustments as may be agreed to between the Parties (including with respect to purchase price and priority in supply shortage situations), (B) facilitation of introductions to such Third Party manufacturer for the purposes of permitting Eyegate to obtain direct supply from such manufacturer, or (C) the assignment to Eyegate of the supply arrangements with such Third Party manufacturer and the concurrent negotiation of a supply agreement between Eyegate and Valeant (or its Affiliate) pursuant to which Eyegate supplies Product to Valeant (or its Affiliates) on the same terms as Eyegate receives supply from the Third Party manufacturer, with such mutually agreeable adjustments as may be agreed to between the Parties (including with respect to purchase price and priority in supply shortage situations). If both Parties act reasonably and in good faith in determining an appropriate supply strategy and, if agreed, in negotiating a supply agreement between the Parties, the obligations of the Parties under this Section 5.4(b) shall have been satisfied.

ARTICLE 6
Regulatory

6.1           Marketing Authorizations.

(a)          United States. Eyegate shall use Commercially Reasonable Efforts to seek and obtain the U.S. Marketing Authorization for the Product in the Field, with Valeant’s assistance, support and cooperation; provided, however, that, except as set forth in Section 4.7, Eyegate shall be responsible for one hundred percent (100%) of all costs with respect to seeking and obtaining such U.S. Marketing Authorization. Valeant and Eyegate shall mutually agree on a strategy and plan to obtain the U.S. Marketing Authorization. Upon obtaining such U.S. Marketing Authorization for the Product, Eyegate shall, as promptly as practicable, transfer such U.S. Marketing Authorization, together with the regulatory dossier associated with such U.S. Marketing Authorization, to Valeant (or its designee), at Valeant’s cost and with Valeant’s assistance, support and cooperation. Upon the transfer of such U.S. Marketing Authorization and its regulatory dossier, Eyegate shall retain a right of reference to such U.S. Marketing Authorization and its regulatory dossier for the purposes of the products outside of the Field. Following such transfer, during the Term of this Agreement, Valeant shall maintain such U.S. Marketing Authorization, at Valeant’s cost. If Valeant fails to maintain such U.S. Marketing Authorization for the Product or makes the decision to no longer maintain such U.S. Marketing Authorization, on Eyegate’s request, Valeant shall promptly transfer such U.S. Marketing Authorization to Eyegate (or its designee), at Eyegate’s cost.

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(b)          Outside the United States. Valeant shall have the exclusive right to seek, obtain and maintain Marketing Authorizations for the Product in the Field in the Territory outside of the United States, at its own cost and in its sole discretion, provided that Valeant and/or its Affiliates must provide Eyegate with prior written notice prior to applying for any Marketing Authorizations for the Product in the Field in any country or territory outside of the United States. Following the transfer of the U.S. Marketing Authorization, Valeant shall also have the right to seek, obtain and maintain Marketing Authorizations for the Product in the Field in the Territory for the United States.

(c)          Notwithstanding anything herein to the contrary, Eyegate shall not, and shall not permit its Affiliates or representatives, to seek, apply for or obtain either a Premarket Approval (PMA), a Premarket Notification 510(k) or a CE mark for the EyeGate® II Delivery System alone (i.e., on a stand-alone basis), unless either (i) such PMA, Premarket Notification 510(k) or CE mark is applied for in conjunction with a drug product or (ii) Valeant has given its prior written consent (which may be withheld in its sole discretion).

6.2           Communications with Regulatory Authorities.

(a)          United States. As between the Parties, subject to the terms of this Section 6.2(a), in connection with seeking and obtaining the Marketing Authorizations for the Product in the Field for the United States, Eyegate shall have the sole responsibility and authority to communicate with any applicable Regulatory Authorities prior to obtaining such Marketing Authorizations. Without limiting the provisions of this Article 6, Eyegate shall promptly provide Valeant with copies of all written and electronic communications received by Eyegate or its Affiliates from, or forwarded by Eyegate or its Affiliates to, any applicable Regulatory Authorities with respect to obtaining such Marketing Authorizations for the Product in the Field in the United States. With respect to such written and electronic communications forwarded by Eyegate or its Affiliates to any Regulatory Authorities, prior to submission to the applicable Regulatory Authority, Eyegate shall provide Valeant with copies thereof so that Valeant may review and comment on such communications and have a reasonable opportunity to influence the substance of such submissions. Eyegate agrees to consider all such comments in good faith, taking into account the best interest of the Development of the Product in the Field on a global basis. Following the transfer to Valeant (or its designee) of a Marketing Authorization for the Product in the Field in the United States, Valeant shall have the sole responsibility and authority to communicate with any applicable Regulatory Authorities in the United States in connection with the Product in the Field in the United States or the Marketing Authorizations for the United States. Following the transfer of the Marketing Authorization, Valeant shall consult with Eyegate with respect to, or provide Eyegate a right of review of or copies of, any correspondence with such Regulatory Authorities regarding the Marketing Authorizations in the United States.

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(b)          Outside the United States. Valeant shall have the sole responsibility and authority to communicate with any applicable Regulatory Authorities outside the United States in connection with the Product in the Field outside of the United States or the Marketing Authorizations for countries outside the United States, including with respect to the application for such Marketing Authorizations. Valeant shall provide Eyegate a right of review of or copies of, any correspondence with such Regulatory Authorities regarding the Marketing Authorizations outside of the United States.

(c)          General. During the Term of this Agreement, each Party shall send the other Party, promptly upon receipt, copies of any correspondence or other materials received by such Party from a Regulatory Authority relating to the Product in the Territory. In addition, during the Term of this Agreement, each Party shall send the other Party, promptly upon submission, copies of any correspondence, submissions or filings made by such Party to a Regulatory Authority relating to the Product in the Territory. Promptly upon receipt of notification from the Regulatory Authority, a Party shall notify the other Party of any audit or inspection being conducted by a Regulatory Authority respecting or relating to the Product. If permitted by Applicable Law, the other Party shall be entitled to attend on such audit or inspection. Following such inspection or audit, the Party shall provide the other Party, promptly upon receipt, a copy of any report, findings or other results received from such Regulatory Authority with respect to such audit or inspection.

ARTICLE 7
Compensation for Product

7.1           License Fees and Milestone Payments Related to Signing and Development and Regulatory Milestones. In consideration for the license granted to Valeant and its Affiliates hereunder, and in addition to any other payments provided for in this Agreement, Valeant shall pay to Eyegate Pharmaceuticals the following non-refundable and non-deductible license fees and milestone payments:

(a)          an initial license fee in the amount of four million dollars ($4,000,000), due and payable on the Effective Date;

(b)          milestone payments in the aggregate amount of up to [***] ([***]) (each a “Development Milestone Payment”), payable upon the achievement by Eyegate of the milestone events as specified in Appendix B to this Agreement (each, a “Development Milestone”); and

(c)          a milestone payment in the amount of [***] ([***]), due and payable within fifteen (15) calendar days after [***].

7.2           Milestone Payments Related to Sales Milestones. In consideration for the license granted to Valeant and its Affiliates hereunder, and in addition to any other payments provided for in this Agreement, not later than [***], Valeant shall provide to Eyegate Pharmaceuticals a report setting out [***] and Valeant shall pay to Eyegate Pharmaceuticals any [***] Sales-Based Milestone Payments or [***] Sales-Based Milestone Payments payable with respect to such Calendar Year not later than [***]. Following the payment by Valeant of both Sales-Based Milestone Payments and both [***] Sales-Based Milestone Payments, Valeant’s obligation under this Section 7.2 to provide annual reports to Eyegate shall cease.

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7.3           Royalties. In consideration for the license granted to Valeant and its Affiliates hereunder, for each [***] during the Term, not later than [***] in the Term, Valeant shall provide to Eyegate Pharmaceuticals a report setting out [***] and a calculation of the royalties payable hereunder (the “Royalties”) for such [***], in each case, on a country by country basis for each country in the Territory in which the Product is sold and for which Royalties are payable. Valeant shall pay to Eyegate Pharmaceuticals Royalties as follows: (i) for the first [***] ([***]) in [***] of the Product in the Territory in the Field, an amount equal to [***] ([***]) of such [***] of the Product in the Field in the Territory and (ii) for [***] of the Product in the Territory in the Field exceeding [***] ([***]), an amount equal to [***] of the Product in the Field in the Territory. Royalties payable with respect to a [***] shall be payable by Valeant not later than [***]. The Royalties payable pursuant to this Section 7.3 shall be subject to reduction as set forth in Section 7.4.

7.4           Reduction in Royalty Rate. Notwithstanding Section 7.3, on a country-by country basis, the Royalties payable pursuant to Section 7.3 shall be reduced to [***] from and after the date on which (a) [***] or (b) [***]; provided, however, that in the case of clause (a), such Royalties shall only be reduced to [***] in such country if (i) [***] (“Reduced Royalty”), (ii) [***] and (iii) [***]; provided further that, once the condition in either clause (i) or (ii) ceases to be satisfied, the Royalty shall be further reduced to [***] for such country. Once a Royalty payable in a country has been reduced pursuant to this Section 7.4, such Royalty shall not be subsequently increased, even if the conditions in clauses (a) and (b) in the immediately preceding sentence cease to be applicable in such country; provided that, in the event that, subsequent to such Royalty reduction, either (x) [***], (y) [***], or (z) [***], then, following receipt by Valeant of written notice from Eyegate of the existence of such condition, the Royalty shall be reverted back to the applicable level (pursuant to the terms of Sections 7.3 and 7.4), until such time as the conditions in (x), (y) or (z) cease to be satisfied, at which time the Royalty shall be reduced to the prior level. Following the reduction of the Royalty to [***] in any country in the Territory, Valeant’s obligation under Section 7.3 to provide [***] Royalty reports to Eyegate shall cease with respect to such country. In addition, following the reduction of the Royalty in a country pursuant to this Section 7.4 (whether to [***] or [***]), such Net Sales in such country shall not be counted in determining the aggregate annual Net Sales under Section 7.3 for the purposes of determining whether the amount of the Royalty payable shall be [***] or [***].

7.5           Payments. All payments to be made pursuant to this Article 7 shall be made in U.S. dollars by wire transfer no later than the applicable payment due date. Such payments shall be made to the designated account of Eyegate Pharmaceuticals in accordance with wiring instructions to be provided. Payments are to be wired to the account specified in Appendix A to this Agreement, which may be changed by Eyegate Pharmaceuticals from time to time by written notice to Valeant. Any payments due under this Agreement which are not paid by the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at the lower of (i) [***], or (ii) the maximum rate permitted by law; in each case calculated on the number of days such payment is delinquent.

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7.6           Conversion of Foreign Currencies. To the extent that Net Sales are accrued in currencies other than United States dollars, such Net Sales shall be converted to United States dollars using the applicable monthly exchange rate for converting such local currency to Unites States dollars in accordance with Valeant’s worldwide accounting systems and policies.

7.7           Collection Actions. In the event of any legal action to collect unpaid amounts due under this Article 7, the losing Party shall be reimburse the winning Party for all attorneys’ fees and reasonable costs incurred in such action.

7.8           Taxes. Valeant may withhold the appropriate tax from any payment to be made to Eyegate Pharmaceuticals under this Agreement provided that such withholding is required by Applicable Laws and Valeant submits the amounts withheld to the applicable tax authorities. In such event, Valeant shall furnish Eyegate Pharmaceuticals with proof of payment of such tax together with official or other appropriate evidence issued by the applicable government authority. The Parties will cooperate to enable payments under this Agreement to be exempt from withholding tax, or to be paid subject to the reduced rate of withholding tax provided by an applicable double tax treaty in force at the relevant time. Without limiting the foregoing, the Parties agree to cooperate and produce on a timely basis complete and accurate tax forms or reports, including, but not limited to, an IRS Form W-8BEN or W-8ECI, an IRS Form W-9, and/or a certificate of residency, as applicable, reasonably requested by the other Party in connection with any payment under this Agreement. Each Party further agrees to provide reasonable cooperation to the other Party, at the other Party’s expense, in connection with any official or unofficial tax audit or contest relating to payments made under this Agreement. All sums payable under this Agreement are exclusive of value added tax or other similar applicable taxes or duties which shall be payable by the paying Party at the appropriate rate prescribed by law from time to time.

ARTICLE 8
Recordkeeping; Audits

8.1           Records. Valeant shall maintain complete and accurate records in reasonably sufficient detail of Net Sales, License Fees, Development Milestone Payments, [***] Sales-Based Milestone Payments, [***] Sales-Based Milestones Payments and the Royalties and all other amounts due from it to Eyegate under this Agreement, for a period of at least two (2) years after the end of the Calendar Year in respect of which payment is to be made hereunder, and during the Term of this Agreement, Valeant shall maintain accurate data collection and reporting systems for the foregoing. Eyegate shall maintain, for a period of at least two (2) years after the end of the Calendar Year in respect of which payment is to be made hereunder, complete and accurate records in reasonably sufficient detail of all proceeds received by Eyegate and its Affiliates in respect of the Product and all Development costs incurred pursuant to the terms of this Agreement, and during the Term of this Agreement, Eyegate shall maintain accurate data collection and reporting systems for the foregoing.

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8.2           Audits.

(a)          During the Term and for a period of two (2) years thereafter, upon the reasonable request of a Party hereunder (the “Auditing Party”) and no more than once per year during the Term, the Auditing Party shall have the right to engage an independent, certified public accountant(s), reasonably acceptable to the other Party (the “Audited Party”), to perform an audit of the Audited Party’s books and records and those of its Affiliates for the preceding two (2) year period as may be necessary to confirm any amounts paid or payable under this Agreement for such period.

(b)          Such audits shall be conducted during normal business hours upon reasonable prior written notice from the Auditing Party in such a manner as to not unnecessarily interfere with the Audited Party’s or its Affiliate’s normal business activities. The accountants shall report its conclusions and calculation to both Parties; provided, however, that in no event shall the accountants disclose information except to the extent necessary to verify the accuracy of the payments due under this Agreement, and at the request of either Party such accountants shall execute appropriate non-disclosure agreements with such Party.

(c)          If an audit hereunder reveals an underpayment by Valeant to Eyegate, Valeant shall promptly make up such underpayment. If an audit hereunder reveals an overpayment by Valeant to Eyegate, Eyegate shall promptly refund Valeant for the amount of such overpayment.  The Auditing Party shall bear the full cost of such audit under this Section 8.2, unless such audit, in the case of an audit initiated by Eyegate, discloses an underpayment to Eyegate of License Fees, Development Milestone Payments, [***] Sales-Based Milestone Payments, [***] Sales-Based Milestones Payments or Royalties of more than [***] of the amount owed during the period being audited, in which case Valeant shall bear the full cost of such audit, and, in the case of an audit initiated by Valeant, discloses an overpayment by Valeant of more than [***] of the amount owed during the period being audited, in which case Eyegate shall bear the full cost of such audit.

8.3           Payments. All payments to be made pursuant to this Article 8 shall be made by wire transfer in U.S. dollars no later than the applicable payment due date. Such payments shall be made to the designated account of Eyegate or Valeant, as the case may be, in accordance with wiring instructions to be provided.

ARTICLE 9
REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1           Representations, Warranties and Covenants of Valeant. Valeant represents, warrants and covenants to Eyegate as follows:

(a)           (i) Valeant is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated; and (ii) that Valeant has the requisite legal and company authority to enter into this Agreement and that it is not bound by any other agreement, obligation or restriction, and shall not assume any other obligation or restriction or enter into any other agreement, which would interfere in any material respect or conflict with its obligations under this Agreement.

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(b)           Valeant is, and covenants that it shall continue to be, in compliance with all requirements of Applicable Laws relevant to its obligations and activities as set forth in this Agreement.

(c)          Assuming the due authorization, execution and delivery by Eyegate, this Agreement is a legally valid and binding obligation of Valeant, enforceable against Valeant in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court or other tribunal before which any proceeding may be brought).

9.2           Representations, Warranties and Covenants of Eyegate. Eyegate Pharmaceuticals and EyeGate Pharma each represent, warrant and covenant to Valeant, as follows:

(a)           (i)  Each of Eyegate Pharmaceuticals and EyeGate Pharma is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized; and (ii)  each of Eyegate Pharmaceuticals and EyeGate Pharma has the requisite legal and company authority to enter into this Agreement and that it is not bound by any other agreement, obligation or restriction, and shall not assume any other obligation or restriction or enter into any other agreement, which would interfere in any material respect or conflict with its obligations under this Agreement.

(b)          Eyegate owns or Controls intellectual property rights pertaining to the Product, Product Know-How and other Product IP, necessary to grant the license to Valeant and its Affiliates hereunder and to perform its obligations hereunder. Eyegate has not received any written notice from any Third Party which expressly alleges that the use or sale of the Product would infringe, misappropriate or otherwise violate a composition of matter or method of use claim of an issued U.S., European or other Patent of such Third Party or any other intellectual property rights of a Third Party and the Manufacture, Commercialization, Development, Exploitation, use or sale of the Product will not infringe, misappropriate or otherwise violate a composition of matter or method of use claim of an issued U.S., European or other Patent of such Third Party or any other intellectual property rights of a Third Party. There are no pending, or to the best of Eyegate’s knowledge, threatened interferences and oppositions with respect to the Product Patents, and there is no pending, or to the best of Eyegate’s knowledge, threatened litigation challenging the validity or enforceability of the Product Patents. The Product Patents are, or upon issuance will be, valid and enforceable. To the best of Eyegate’s knowledge, no Third Party is infringing or misappropriating the Product Patents, Product Know-How and other Product IP.

(c)          Schedule 9.2(c) contains a complete and correct list of all Patents Controlled by Eyegate relating to the Product.

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(d)          Eyegate and its Affiliates have taken reasonable steps to protect and preserve the confidentiality of all material confidential Product IP. All current and former employees, consultants, and contractors of Eyegate and its Affiliates who are or have been involved in Developing the Product have executed and delivered and, to the best of knowledge of Eyegate, are in material compliance with, agreements regarding the protection of Product IP and providing written assignments of all Product IP (other than moral rights) conceived or developed by such employees, consultants or contractors in connection with their services for Eyegate or any of its Affiliates. No current or former employee, consultant or contractor has any right, claim to or interest in any of the Product IP (other than moral rights).

(e)          Eyegate is, and covenants that it shall continue to be, in compliance in all material respects with all requirements of Applicable Laws relevant to its obligations and activities as set forth in this Agreement.

(f)          All Development activities conducted by or on behalf of Eyegate and its Affiliates with respect to each of the Product, EGP-437 and the EyeGate® II Delivery System, including all pre-clinical and clinical investigations, have been and are being conducted in compliance in all material respects with all Applicable Laws. To the best of Eyegate’s knowledge, no event has occurred and no circumstances exist that may result in a violation of, conflict with, or failure on the part of Eyegate and its Affiliates to comply with Applicable Laws in connection with the Product or its Development. Neither Eyegate nor any of its Affiliates has received any written notification, correspondence or any other written communication from any Regulatory Authority, including the FDA, alleging any potential or actual material non-compliance by Eyegate or any of its Affiliates under Applicable Law relating to the Product.

(g)          As of the Effective Date, the Product IP is free and clear of liens, charges and encumbrances.

(h)          Assuming the due authorization, execution and delivery by Valeant, this Agreement is a legally valid and binding obligation of Eyegate, enforceable against Valeant in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court or other tribunal before which any proceeding may be brought).

(i)          Eyegate shall promptly provide Valeant with copies of all written notices and other material written communications from the FDA and/or any other Regulatory Authorities or regulatory agencies that relate to or reasonably impact the Product in the Field, EGP-437 or the EyeGate® II Delivery System or that may affect Valeant’s ability or right to Manufacture, sell, distribute, Commercialize and otherwise Exploit the Product as contemplated by this Agreement. Eyegate covenants to disclose to Valeant any Product-related information that comes into the possession or Control of Eyegate or its Affiliates during the Term of this Agreement that is necessary or useful for Valeant to exercise its rights or perform its obligations under this Agreement in relation to the Product.

(j)          Eyegate has not granted to any Person any license, sublicense or other rights, entered into any agreement or understanding or undertaken any obligation that in any way conflicts or is inconsistent with this Agreement or the rights and licenses granted to Valeant and its Affiliates under this Agreement. None of Eyegate Pharmaceuticals, EyeGate Pharma or any of their respective Affiliates shall grant to any Person any license, sublicense or other rights, enter into any agreement or understanding or undertake any obligation that in any way conflicts or is inconsistent with this Agreement or the rights and licenses hereunder.

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(k)          Schedule 9.2(k) hereto sets out all Contracts relating to the Product, EGP-437 or the EyeGate® II Delivery System or their Development (the “Product Contracts”), accurate and complete copies of which have been delivered to Valeant by Eyegate. Each of the Product Contracts are in full force and effect and enforceable in accordance with their terms against Eyegate and, to the best knowledge of Eyegate, against the other parties thereto (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court or other tribunal before which any proceeding may be brought).  None of Eyegate Pharmaceuticals, EyeGate Pharma or any of their Affiliates is in default under any of the Product Contracts, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default. No counterparty to any Product Contract has cancelled or otherwise terminated or, to the best of Eyegate’s knowledge, threatened to cancel or otherwise terminate the applicable Product Contract.

(l)          As of the Effective Date, Eyegate has disclosed or made available to Valeant (a) all material scientific and technical information known to it or its Affiliates relating to (i) the safety and efficacy of the Product and (ii) the drug quality, including, stability, variability, and impurities of the Product and (b) all material regulatory materials submitted to or filed with any Regulatory Authority by or on behalf of Eyegate or any of its Affiliates and the status of all material discussions with Regulatory Authorities in respect of the Product (if any). All such scientific and technical information and regulatory materials are accurate and materially complete. To the best of Eyegate’s knowledge, no data generated by Eyegate or any of its Affiliates with respect to the Product is the subject of any regulatory or other action, either pending or threatened, by any Regulatory Authority relating to the truthfulness of such data or the scientific adequacy of such data for its intended purpose. Neither Eyegate nor any of its Affiliates has applied for or obtained a Premarket Approval (PMA) or a Premarket Notification 510(k) for the EyeGate® II Delivery System.

(m)          There is no action, suit or other proceeding pending or, to the best of Eyegate’s knowledge, threatened anywhere in the Territory (i) relating to or involving the Product, EGP-437 or the EyeGate® II Delivery System or (ii) that could prevent, enjoin or delay the transactions or activities contemplated by this Agreement. There is no order, injunction, judgment or decree of a Regulatory Authority relating to or involving the Product, EGP-437 or the EyeGate® II Delivery System.

(n)           To the best of Eyegate’s knowledge, there is no information, and no event or circumstance has occurred, that would reasonably be expected to lead to the denial of any application for Marketing Authorization in the Territory. Eyegate is not aware of any safety issues relating to the Product, EGP-437 or the EyeGate® II Delivery System.

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(o)          Other than as disclosed in Schedule 9.2(o) hereto, none of the Product IP owned by Eyegate or its Affiliates was developed by or on behalf of, or using grants or any other subsidies of, any Regulatory Authority or other governmental entity or any university, and no government funding, facilities, faculty, employees or students of a university, college, other educational institution or research center.

9.3          Disclaimer.

(a)          EXCEPT AS EXPRESSLY SET FORTH HEREIN, ALL OTHER WARRANTIES, CONDITIONS AND REPRESENTATIONS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY WARRANTY AS TO THE QUALITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR OF NON-INFRINGEMENT, ARE HEREBY EXCLUDED AND DISCLAIMED BY EACH PARTY AND THEIR RESPECTIVE AFFILIATES.

(b)          Nothing in this Agreement shall be deemed to authorize either Party or its respective Affiliates to act for, represent or bind the other Party or any of its Affiliates other than as specifically provided in this Agreement.

ARTICLE 10
STATUS OF THE PARTIES

10.1        No Joint Venture or Partnership. Nothing contained in this Agreement shall be construed as creating an employee-employer relationship or a principal-agent relationship or making the parties joint venturers or partners or, except as otherwise expressly provided herein (if at all), as granting to either Party the authority to bind or enter into any contracts or incur any obligations in the name of or on the account of the other Party or to make any guarantees or warranties on behalf of the other Party.

ARTICLE 11
TRADEMARKS; INTELLECTUAL PROPERTY RIGHTS

11.1        Product Trademarks.

(a)          Valeant shall have the obligation to use the Product Trademark in connection with the Manufacture, Commercialization, sale, distribution or other Exploitation of the Product in the Field in the Territory; provided that Valeant shall also have the right (but not the obligation) to select, register, maintain and use a Valeant Trademark in conjunction with such Product Trademark in connection with the Manufacture, Commercialization, sale, distribution or other Exploitation of the Product in the Field in the Territory, including in relation to the combination Product or EGP-437, but not in relation to the EyeGate® II Delivery System itself. Other than as permitted under the Uveitis License Agreement, Valeant shall not use the Product Trademarks for any purpose other than for the use expressly authorized under this Agreement, and during the Term shall not register, challenge, oppose or use a trademark, trade dress or trade name that is the same as, confusingly similar to, or a derivative of or combination with, any Product Trademark. Valeant acknowledges and agrees that, as between the Parties, Eyegate shall retain all right, title and interest in and to the Product Trademarks except for the rights expressly granted to Valeant herein, and all use of such Product Trademarks and goodwill associated therewith shall inure exclusively to the benefit of Eyegate.

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(b)          If, with respect to a particular country in the Territory, (i) the Product Trademark cannot, under Applicable Laws, be used for the Manufacture sale, distribution, Commercialization and Exploitation of the Product in such country, (ii) Eyegate is unable to maintain registration of the Product Trademark in any particular country or such mark is otherwise unavailable or (iii) it is commercially unreasonable to use the Product Trademark for the Manufacture sale, distribution, Commercialization and Exploitation of the Product in such country, then, notwithstanding Section 11.1(a), Valeant shall not be obligated to use the Product Trademark and shall have the right, but not the obligation, to select, register and maintain, during the Term of this Agreement, a Valeant Trademark for use for the Manufacture, sale, distribution, Commercialization and Exploitation of the Product in such country (including in relation to the EyeGate® II Delivery System), at its own expense.

(c)          Each of the Parties shall use the Product Trademark in accordance with sound trademark and trade name usage principles, in accordance with any Eyegate trademark usage guidelines (as provided to Valeant from time to time) and in accordance with all Applicable Laws as reasonably necessary to maintain the validity and enforceability of the Product Trademark.

11.2        Ownership of Collaboration Results. Except to the extent separately and expressly agreed between the Parties and subject to the terms hereof, including the licenses and other rights granted hereunder, the entire right, title and interest in and to all Collaboration Results (including all Patents and other intellectual property rights relating thereto) shall be owned solely by the Party that invented, created or developed such Collaboration Results, without any obligation to reimburse the other Party except for what is expressly provided hereunder. However, Eyegate shall have a non-exclusive perpetual fully paid up royalty free license to practice or use any and all Valeant Collaboration Results solely in connection with the Product outside the Field and solely to the extent necessary or useful for the development, manufacture and/or commercialization of the Product outside the Field.

11.3        Joint Inventions. Any intellectual property arising or resulting from the inventive work by one or more employees of Eyegate and of Valeant, as to which such employees would be joint inventors under the patent laws of the United States (“Joint Inventions”), shall be jointly owned by the Parties (each Party having an undivided interest therein and the right to use without accounting to the other), and all of Eyegate’s rights and interests therein shall be subject to the License if and to the extent that such intellectual property is useful or necessary for the exercise of the License. The laws of the United States with respect to joint ownership of inventions shall be applied in all jurisdictions of the world to the Parties’ joint ownership interests.

11.4        Patent Marking. Valeant shall mark the Product (or packaging thereof) with the applicable patent and patent application numbers in accordance with all applicable laws and regulations.

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11.5        Patent Term Extensions. Eyegate will, after discussing its strategy with Valeant and reasonably considering Valeant’s comments, in each country in the Territory, determine for which, if any, of the Patents within the Eyegate Patents and Eyegate’s Collaboration Results, and Joint Patents, Eyegate will apply to extend the patent term with respect to the Product, as provided for in patent term extension laws or regulations in the Territory similar to the Patent Term Restoration Act or other similar laws and regulations affording an extension or restoration of patent terms in the United States, which similar laws and regulations shall include without limitation any Supplementary Protection Certificates. Eyegate shall act with reasonable promptness in light of the development stage of the Product to apply for any such extension. Valeant shall not make any submissions, filings or other communications with any governmental agency with respect to patent term restoration (or other similar grant of a monopoly right with respect to the Product) for any Patents within the Eyegate Patents or Eyegate’s Collaboration Results or Joint Patents in the Territory without Eyegate’s express consent. Valeant will cooperate fully with Eyegate in making such filings at Eyegate’s sole expense which may include without limitation, making available regulatory data and information.

11.6        Prosecution and Maintenance of Product IP. Eyegate shall be obligated to Prosecute and Maintain Product Patents and Product Trademarks at its sole expense; provided, however, that Eyegate shall provide Valeant with copies of all correspondence regarding the prosecution of Product Patents with sufficient time for Valeant to comment, and to the extent possible, at least forty-five (45) days prior to any response being due to the applicable patent office, and Eyegate will consider in good faith reasonable comments provided by Valeant. Eyegate shall keep Valeant informed as to material developments with respect to the Prosecution and Maintenance of Product Patents and Product Trademarks, including by promptly providing to Valeant copies of any substantive documents that Eyegate receives from any patent office (including notice of reissues, reexaminations, oppositions or requests for patent term extensions), and by providing Valeant the opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance. If Eyegate elects not to Prosecute and Maintain Patents covering any Product Patent(s) or Product Trademark(s) in any country, then Eyegate shall provide at least sixty (60) days’ prior written notice to Valeant. Thereafter, upon Valeant’s request, Eyegate shall and hereby does assign all of its right, title and interest in and to such Product Patent(s) and/or Product Trademark(s), and Valeant shall have the right, but not the obligation, to pursue, at its sole expense and in its sole discretion, the Prosecution and Maintenance of such Product Patent(s) and/or Product Trademark(s) in such country.

11.7        Protection of Product IP.

(a)          Each Party shall notify the other Party promptly upon becoming aware that there exists an actual or potential infringement or misappropriation by Third Parties in the Territory of the Product IP in the Field, or that the Product or any intellectual property rights Covering the Product, might or actually infringe or misappropriate, or are dependent upon a Third Party intellectual property right in the Territory. The Parties shall meet to discuss and agree a joint strategy for prosecuting such infringement, including decisions on which Party will control resulting actions, assistance from the other Party and sharing of costs and revenues from such litigation. If the Parties fail to agree on the terms of such joint action within thirty (30) days from such notification, then Sections 11.7(b) and (c) shall apply.

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(b)          Valeant shall have the first opportunity, but not the obligation, to bring any suit or action for infringement of any Product IP. Any infringement action brought by Valeant shall be solely at Valeant’s expense. If requested, Eyegate shall provide reasonable assistance in the prosecution of such suit or action at Valeant’s expense, and Eyegate shall have the right, but not the obligation, at its expense to join as a party in any infringement action brought by Valeant; provided, however, that Eyegate agrees to be joined as a party plaintiff if Valeant finds it legally necessary to join Eyegate. Eyegate shall execute all such papers necessary and perform such other acts as may reasonably be required by Valeant in connection with the filing or prosecution of the infringement suit or action at Valeant’s expense. Valeant shall have control over such suit or action; provided that Valeant consults with Eyegate with respect to any such suit or action; provided, further, that Valeant may not settle or compromise such suit or action without the prior written consent of Eyegate, which consent shall not be unreasonably withheld, conditioned or delayed. In the event that monetary damages are awarded or obtained by Valeant whether by judgment, award, decree, settlement or otherwise, as a result of any infringement action brought by Valeant, the money actually received shall be retained by Valeant and considered as Net Sales (solely for the purposes of calculating Net Sales and not for the purposes of calculating the [***] Sales-Based Milestone Payments or [***] Sales-Based Milestone Payments), after first deducting the expenses incurred by Valeant in filing, prosecuting, maintaining and enforcing such suit or action, with an obligation on part of Valeant to pay Royalties to Eyegate, as set out in Article 7, in relation to any remaining balance.

(c)          In the event that (i) Valeant fails to commence an infringement suit or take appropriate action for Product IP as set forth in Section 11.7(b), within the earlier of (A) ninety (90) days after Eyegate’s written request for Valeant to initiate such action or (B) forty-five (45) days prior to the expiry of any applicable statute of limitation, or (ii) Valeant notifies Eyegate in writing of its decision not to take such action, Eyegate shall have the right, but not the obligation to bring an appropriate suit or action against the Third Party infringer within the relevant jurisdiction at Eyegate’s expense. Valeant shall have the right, but not the obligation, at its cost to join as a party; provided, however, that Valeant agrees to be joined as a party plaintiff if Eyegate finds it legally necessary to join Valeant. Valeant shall execute all such papers necessary and perform such other acts as may reasonably be required by Eyegate in connection with the filing or prosecution of the infringement suit or action at Eyegate’s expense. In the event that monetary damages are awarded or obtained by Eyegate, whether by judgment, award, decree, settlement or otherwise, as a result of any infringement action brought by Eyegate, the money actually received shall be split equally between the Parties, after first deducting the expenses incurred by Eyegate in filing, prosecuting, maintaining and enforcing such suit or action.

(d)          In the event that a Third Party commences or threatens to commence any suit or action against a Party, alleging infringement of such Third Party’s intellectual property rights by the Development, Manufacture, having Manufactured, use, marketing, Promotion, distribution, Commercialization, sale, offer to sell, having sold, export or import of the Products by Valeant, its Affiliates or its Sublicensees or Eyegate, its Affiliates or its Sublicensees, the Party against whom such proceedings is threatened or commenced shall give prompt notice to the other Party. Subject to the terms and conditions of Article 15, each Party shall be responsible for defense of all such claims against such Party; provided that Eyegate may not settle or compromise any such claim without the prior written consent of Valeant, which consent shall not be unreasonably withheld or delayed.

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(e)          Subject to Section 11.7(f) below, in the event that, in order for Valeant to perform its obligations or exercise its rights under this Agreement, including to Manufacture, Commercialize and Exploit the Product in the Territory, Valeant, any of its Affiliates or any of its Sublicensees are required to obtain one or more licenses under patents or other intellectual property rights of Third Parties that, in the absence of such license(s), would be infringed by Valeant’s (or its Affiliates’ or Sublicensees’) performance hereunder ( “Third Party Licenses”), after taking into account any set-off or credit required under the Uveitis License Agreement with respect to the payments due thereunder, [***] of all amounts actually paid under such Third Party Licenses by Valeant, its Affiliates and Sublicensees (“Recoverable Amounts”) shall be creditable against the License Fees and Milestone Payments and Royalties due to Eyegate by Valeant hereunder, and Valeant shall thus be entitled to withhold such amounts from future payment obligations that otherwise would have been due to Eyegate. Valeant shall consult with Eyegate prior to entering into any agreements on Third Party Licenses and provide Eyegate with a reasonable opportunity to provide its views on the need or benefit to obtain such license agreement and the financial and other terms thereof. Notwithstanding anything in this Section 11.7(e), Eyegate shall have the obligation to pay 100% of any and all royalties due on existing licenses from Third Parties to which Eyegate (or its Affiliates) is a party as of the date hereof, including any such licenses set out under Schedule 9.2(k).

(f)          Notwithstanding Section 11.7(e) above, in the event that the requirement to obtain one or more Third Party Licenses constitutes a breach by Eyegate of one or more of its representations, warranties or other obligations under this Agreement, after taking into account any set-off or credit required under the Uveitis License Agreement with respect to the payments due thereunder, [***] of all Recoverable Amounts shall be creditable against the License Fees and Milestone Payments and Royalties due to Eyegate by Valeant hereunder and Valeant shall thus be entitled to withhold such amounts from future payment obligations that otherwise would have been due to Eyegate; provided that, in the case of the Royalties, (i) the Royalties may only be reduced with respect to the country in which such Third Party License applies and (ii) the Royalty rate then payable shall be reduced by no more than [***] of the then current Royalty rate as a result of the deduction of the Recoverable Amounts.

(g)          The Parties shall reasonably cooperate with each other with respect to any litigation, action, suit, claim or proceeding under this Section 11.7. The Party prosecuting or controlling the defence of any proceeding under this Section 11.7 shall be referred to in this context as the “Litigating Party”. The other Party in this context shall be referred to as the “Non-Litigating Party”. In respect of any action commenced under Section 11.7(b) or (c), if the Litigating Party is unable to initiate or prosecute such action solely in its own name or it is otherwise advisable to obtain an effective remedy, the other Party will join such action voluntarily and will execute and cause its Affiliates and Sublicensees to execute all documents necessary for the enforcing Party to initiate litigation to prosecute and maintain such action.

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ARTICLE 12
ADVERSE EVENT REPORTING, MEDICAL INFORMATION AND REGULATORY MATTERS; RECALLS

12.1        Prompt Notification. Each Party shall notify the other Party of any adverse event reports or complaints associated with the use of the Product that comes to such Party’s attention, but in no event more than two (2) calendar days, in the event such reports or complaints come to such Party’s attention on any day other than a Friday, or three calendar days, in the event such reports or complaints come to such Party’s attention on a Friday, after receiving such information, as necessary to enable each Party to comply with all Applicable laws, each Party’s internal policies regarding the recording and reporting of such events and complaints and its obligations to third parties. Without limiting the foregoing, each Party shall provide a copy to the other Party of any information that such Party obtains or receives concerning the Product or package complaint. Additionally, Eyegate shall transfer all requests it receives for medical information relating to the Product to Valeant.

12.2        Valeant Reporting Responsibilities.

(a)          Valeant shall be solely responsible, at its sole expense, for recording, evaluating, summarizing and reviewing all adverse drug experiences and complaints associated with the Product in the Field in the Territory, and timely reporting all such information to the FDA and any other applicable professional or Regulatory Authority in accordance with Applicable Laws, including without limitation those that apply to the promotion and marketing of the Product in the Field in the Territory. Valeant shall respond to all requests for medical information relating to the Product in the Field in the Territory received by Valeant. In addition, Valeant shall be responsible for all other reporting requirements under Applicable Laws arising from its Manufacture, sale, distribution, Commercialization and Exploitation of the Product in the Field in the Territory. Eyegate shall provide Valeant with all information, assistance and cooperation reasonably requested by Valeant in undertaking such reporting.

(b)          Subject to the terms of the Uveitis License Agreement, Eyegate shall be solely responsible, at its sole expense, for recording, evaluating, summarizing and reviewing all adverse drug experiences and complaints associated with the Product outside the Field in the Territory, and timely reporting all such information to the FDA and any other applicable professional or Regulatory Authority in accordance with Applicable Laws, including without limitation those that apply to the promotion and marketing of the Product in the Field in the Territory. Subject to the terms of the Uveitis License Agreement, Eyegate shall respond to all requests for medical information relating to the Product outside the Field in the Territory received by Eyegate. In addition, subject to the terms of the Uveitis License Agreement, Eyegate shall be responsible for all other reporting requirements under Applicable Laws arising from its Manufacture, sale, distribution, Commercialization and Exploitation of the Product outside the Field in the Territory. Valeant shall provide Eyegate with all information, assistance and cooperation reasonably requested by Eyegate in undertaking such reporting.

12.3        Pharmacovigilance Agreement. The Parties will, promptly after the Effective Date, enter into a pharmacovigilance agreement (or an amendment to any existing pharmacovigilance agreement entered into by the Parties with respect to the Uveitis License Agreement) that will govern the Parties’ obligations under Sections 12.1 and 12.2 in further detail, and that will cover other matters typically contained in similar agreements for products of a similar nature.

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12.4        Recalls. The Parties shall immediately contact each other in the event that either Party has reason to believe that the recall of the Product, EGP-437 or the EyeGate® II Delivery System may be necessary. The Parties shall fully cooperate and shall resolve any issues with respect to all recalls, field corrections and market withdrawals (“Recalls”) of Product, EGP-437 or the EyeGate® II Delivery System including the necessity of declaring the Recall, the manner in which the Recall should be conducted and the duration of the Recall. Valeant shall be responsible for the administration of the Recall and for all costs and expenses of any such Recalls with respect to the Product in the Field; provided that (i) if such Recall is the result solely of (A) the failure by Eyegate or its Affiliates or representatives to comply with any Applicable Law or (B) the negligent or willful act or omission of Eyegate or its Affiliates or representatives, in which case the costs and expenses of such Recall shall be paid by Eyegate, and (ii) if such Recall is the result of the negligent or willful act or omission of both Eyegate and Valeant, the Parties shall share the costs and expenses of such Recall in proportion to their relative fault. Subject to the terms of the Uveitis License Agreement, Eyegate shall be responsible for the administration of the Recall and for all costs and expenses of any such Recalls with respect to the Product outside the Field.

ARTICLE 13
CONFIDENTIALITY; PUBLIC STATEMENTS

13.1        Confidential Information. Each Party acknowledges and agrees that it shall have access to, or receive, the Confidential Information of the other Party in the course of performance of the services required under this Agreement. For the purposes of this Agreement, the “Confidential Information” shall mean any information (whether oral or written or otherwise in tangible or intangible form) received pursuant to this Agreement by one Party or any Affiliate thereof (“Receiving Party”) from or on behalf of the other Party or any Affiliate thereof (“Disclosing Party”), whether or not developed by the Disclosing Party, including but not limited to, any and all information which relates in any way to any ideas, designs, methods, discoveries, improvements, documents or other results of the Parties’ activities to be conducted hereunder, trade secrets, proprietary rights, business affairs, marketing strategies or information, customer information or employee information, and without limiting the foregoing, in the case of Eyegate, proprietary or confidential information relating to the Product or the Product IP, and in the case of Valeant, certain proprietary or confidential information or know-how with respect to Valeant’s performance of its obligations hereunder. Confidential Information of the Disclosing Party shall not be subject to the obligations set forth in Section 13.2 to the extent that such information:

(a)          is, at the time of disclosure, in the public knowledge;

(b)          becomes part of the public knowledge after disclosure, by publication or otherwise, except by breach of this Agreement by the Receiving Party or other obligation of confidentiality owed to the Disclosing Party;

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(c)          is demonstrably in the Receiving Party’s possession at the time of disclosure and which was not acquired, directly or indirectly, from the Disclosing Party or any Third Party which was, at the time of such acquisition, subject to an obligation of confidentiality owed to the Disclosing Party;

(d)          is received by the Receiving Party from third parties, provided such information was not obtained, directly or indirectly, from the Disclosing Party or any Third Party which was, at the time such information was obtained, subject to an obligation of confidentiality owed to the Disclosing Party; or

(e)          was independently developed by the Receiving Party, without use of or access to the information provided by the Disclosing Party (as demonstrated by competent proof).

13.2        Confidentiality Obligations. Each Party acknowledges and agrees that the Confidential Information of the Disclosing Party constitutes valuable information and in certain instances trade secrets of the Disclosing Party. Each Receiving Party shall keep all Confidential Information of the Disclosing Party in confidence and shall not, at any time during or after the Term of this Agreement, without the Disclosing Party’s prior written consent, disclose or otherwise make available, directly or indirectly, any item of the Disclosing Party’s Confidential Information to anyone other than the Receiving Party’s employees, licensors, distributors, manufacturers, Affiliates and representatives who need to know the same in the performance of such Party’s obligations hereunder and who are bound by obligations of confidentiality, except, however, to the extent otherwise required by Applicable Laws or rules of a securities exchange, or to the extent necessary for such Party to confer with its legal, accounting or other advisors (in which case such disclosure shall be made under confidentiality). Each Receiving Party, its employees and representatives, shall use the Confidential Information of the Disclosing Party only in connection with the performance of the Receiving Party’s obligations or exercising the Receiving Party’s rights hereunder and for no other purpose. Each Receiving Party shall inform its employees and representatives of the trade secret, proprietary and confidential nature of the Confidential Information of the Disclosing Party and their obligation to use the Confidential Information only for such purposes as is entitled to use it hereunder.

13.3        Return of Confidential Information. Upon termination of this Agreement, the Receiving Party agrees to promptly, and in any event not more than thirty (30) days following such termination, return to the Disclosing Party any and all of its Confidential Information; provided that the Receiving Party shall be entitled to retain one copy solely for archival purposes, provided that such Confidential Information continues to be subject to the confidentiality restrictions under this Agreement as long as so retained and such Confidential Information is not accessed by anyone other than the Receiving Party’s systems backup personnel or its legal and regulatory compliance personnel.

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13.4        Public Statements. Each Party hereto agrees not to issue, and shall cause its Affiliates, representatives and agents not to issue, any press release or other public statement disclosing the existence of, or relating to this Agreement, including without limitation its terms and substance, without the prior written consent of the other Party; provided, however, that neither Party shall be prevented from complying with any duty of disclosure it may have under Applicable Laws, including applicable federal securities regulations, in which case the affected Party shall use reasonable efforts to notify the other Party in advance of such disclosure and take reasonable steps to limit or avoid such disclosure where available under Applicable Laws. Valeant and Eyegate shall issue a joint press release concerning this Agreement, to be issued on or about the Effective Date, as set forth in Appendix C attached hereto. In addition, each Party may disclose the terms of this Agreement (i) in confidence on terms no less restrictive than those contained herein to the extent required in connection with a bona fide Third Party acquisition or financing; (ii) as advisable or required in connection with any government or regulatory filings, including without limitation filings with the FDA, provided that the filing party consults in advance of such disclosure in good faith with the Party whose Confidential Information is to be disclosed with respect to the specific disclosure and seeks confidential treatment to the extent reasonably practicable; and (iii) as required to be disclosed in such Party’s financial statements as reasonably required or recommended by such Party’s independent auditor.

ARTICLE 14
TERM; TERMINATION

14.1        Effective Time. This Agreement shall become effective on the Effective Date.

14.2        Term of this Agreement. The term of this Agreement shall commence as of the Effective Date, and shall continue until terminated as set forth in this Article 14 (the “Term”).

14.3        Voluntary Termination by Valeant upon Notice. Valeant may terminate this Agreement at any time by providing ninety (90) days’ prior written notice to Eyegate.

14.4        Termination by Eyegate for Cessation of U.S. Commercialization. If, following the commercial launch of the Product in the Field in the Territory, Valeant or its Affiliates or Sublicensees cease selling and distributing the Product in the United States in the Field for a period of at least [***], provided that such failure to sell or distribute does not result or arise (a) from the breach by Eyegate of any representation, warranty, covenant or agreement in this Agreement or other negligent or willful act or omission of Eyegate, (b) from a Force Majeure Event, or (c) from a recall or market suspension of the Product or any other event or a cause beyond Valeant’s reasonable control (including a supply failure or supply shortage), then Eyegate shall have the right to terminate this Agreement upon [***] prior written notice to Valeant, provided that Valeant (or its Affiliate or Sublicensee) does not recommence selling or distributing the Product in the Field in the United States during such [***] notice period and is continuing to so sell and distribute upon the termination of such [***] notice period.

14.5        Termination for Breach. Either Party shall have the right to terminate this Agreement upon the material breach of any of the terms and conditions of this Agreement by the other Party, if such breach is not cured within [***] after the breaching Party’s receipt of written notice from the other Party specifying the nature of such breach in reasonable detail.

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14.6        Termination for Infringement or Violation of Law. Valeant shall have the right to terminate this Agreement immediately upon a determination by a court of competent jurisdiction that Valeant’s Manufacture, sale, distribution, Commercialization or Exploitation of the Product in accordance with the terms hereof results in a violation or infringement upon any trademark, tradename, copyright, Patent, trade secret or other rights held by any Person or a violation of Applicable Law.

14.7        Bankruptcy; Insolvency. Either Party may terminate this Agreement upon the occurrence of either of the following:

(a)          The entry of a decree or order for relief by a court of competent jurisdiction in respect of the other Party in an involuntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign insolvency or other similar law and the continuance of any such decree or order that is unstayed and in effect for a period of [***]; or

(b)          The filing by the other Party of a petition for relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign insolvency or similar law.

14.8        Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Eyegate are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that Valeant as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code including, without limitation, Valeant’s right to retain all licenses granted herein, subject to payments when due to Eyegate of all applicable License Fees and Milestone Payments and Royalties. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Eyegate under the U.S. Bankruptcy Code, Valeant will be entitled to a complete duplicate of (or complete access to, as appropriate) the Product IP and all embodiments of such Product IP, and same, if not already in its possession, will be promptly delivered to Valeant (a) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless Eyegate elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of Eyegate upon written request therefor by Valeant.

14.9        Mutual Termination. The Parties may terminate this Agreement on mutually agreeable terms, as set out in a mutual termination agreement, including pursuant to Section 4.2 of this Agreement.

14.10      Consequences of Termination.

(a)          The termination of this Agreement shall not affect any rights or obligations of the Parties under this Agreement which by their terms are intended to survive such termination, including, without limitation, Section 11.1, this Section 14.10 and Articles 1, 7–8 (to the extent necessary to complete payment obligations accruing during the Term, or to exercise a Party’s audit rights as provided therein), 12, 13, 15 (as to activities conducted during the Term) and 16 hereto, which shall survive termination of this Agreement for as long as necessary to permit their full discharge. In addition, the termination of this Agreement shall not affect any rights or obligations of the Parties arising in any way out of this Agreement which are accrued prior to the date of termination.

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(b)          Upon termination of this Agreement for any reason, Valeant shall pay to Eyegate all earned, but unpaid Development Milestone Payments, [***] Sales-Based Milestone Payments and [***] Sales-Based Milestones Payments. In addition, upon termination of this Agreement by Valeant pursuant to Section 14.3 or by Eyegate pursuant to Section 14.5, to the extent that Eyegate has engaged in Development work but has not yet achieved the then next Development Milestone, then Valeant shall reimburse Eyegate for [***] of any reasonable, documented out-of-pocket costs incurred by Eyegate in connection with such Development work up to the amount of the then next Development Milestone Payment.

(c)          Upon termination of this Agreement for any reason (other than by Valeant pursuant to Section 14.5), Valeant shall retain all inventory of Product then in its possession (the “Valeant Stock”) for a “sell-off” period not to exceed [***] from the date of such termination during which Valeant and its Affiliates shall have the right to sell, distribute and Commercialize the Valeant Stock subject to the terms of this Agreement, including, but not limited to, the rendering of reports and making of payments required under this Agreement, and, for the avoidance of doubt, the licenses granted by Eyegate to Valeant pursuant to Section 2.1, including, but not limited to, the right to use all Product IP, shall continue until the end of such [***] “sell-off” period with respect to the Valeant Stock. During the [***] “sell-off” period, Valeant shall fully cooperate and coordinate with EyeGate or its designee to ensure an orderly and seamless transfer of manufacturing marketing responsibilities. Following the expiration of this [***] “sell off” period, Valeant shall, with the assistance and cooperation of Eyegate, transfer to Eyegate (or its designee) any Marketing Authorizations held by Valeant or its Affiliates in the Territory, at Eyegate’s cost and Eyegate shall have an exclusive perpetual fully paid up royalty free license to any Collaboration Results for use in any product in any field.

(d)          Except as expressly set out herein, the license granted to Valeant hereunder shall not survive the termination of this Agreement; provided that, in the event of termination by Valeant pursuant to Section 14.5, the licenses and rights granted to Valeant pursuant to Section 2.1 herein shall become exclusive, perpetual, fully-paid up licenses and shall survive the termination of this Agreement. In the event of any such termination, Eyegate shall, upon reasonable request from Valeant and at Valeant’s costs, cooperate with and assist Valeant in the transition of the Product and any ongoing Development work from Eyegate to Valeant (or its designee), including with respect to the transfer of any Marketing Authorizations for the Product (including any application therefor), any contracts or agreements required for the Development or Commercialization of the Product and any ongoing studies or trials and, if required, complete the submission for the U.S. Marketing Authorization.

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ARTICLE 15
INDEMNIFICATION; LIMITATION ON LIABILITY; INSURANCE

15.1        Indemnification by Valeant. Valeant shall indemnify, defend and hold Eyegate and its Affiliates and their respective directors, officers, employees, agents, successors and assigns harmless from and against any and all losses, claims, suits, actions, damages, assessments, interest charges, penalties, costs and expenses (including without limitation reasonable attorneys’ fees) (hereinafter collectively, the “Losses”), arising out of (a) the breach by Valeant of any of its obligations, representations, warranties or covenants in this Agreement, (b) the Manufacture, sale, distribution, Commercialization or Exploitation of the Product in the Field in the Territory by, or on behalf of, Valeant or its Affiliates in violation of Applicable Laws or (c) a negligent or willful act or omission on the part of Valeant or any of its directors, officers, agents or employees in connection with this Agreement, except, in each case, to the extent such Losses are covered by Eyegate’s indemnification of Valeant pursuant to Section 15.2.

15.2        Indemnification by Eyegate. Eyegate Pharmaceuticals and Eyegate Pharma shall, on a joint and several basis, indemnify, defend and hold Valeant and its Affiliates and their respective directors, officers, employees, agents, successors and assigns harmless from and against any and all Losses, arising out of (a) the breach by Eyegate of any of its obligations, representations, warranties or covenants in this Agreement, (b) a negligent or willful act or omission on the part of Eyegate or any of its directors, officers, agents or employees in connection with this Agreement, (c) all liabilities to Third Parties relating to the Product in the Field arising or incurred on or prior to the Effective Date, or (d) any violation or infringement upon any trademark, tradename, copyright, Patent, trade secret or other rights held by any Person in the manufacture, use, sale, offering for sale, import or promotion of the Product in the Field in the Territory, except to the extent such Losses are covered by Valeant’s indemnification of Eyegate pursuant to Section 15.1.

15.3        Indemnification Procedures. A Party (the “Indemnitee”) which intends to claim indemnification under this Article 15 shall promptly notify the other Party (the “Indemnitor”) in writing of any action, claim or liability in respect of which the Indemnitee or any of its directors, officers, employees or agents intend to claim such indemnification, provided that the failure to provide timely notice to the Indemnitor shall not release the Indemnitor from any liability to the Indemnitee to the extent the Indemnitor is not prejudiced thereby. Within fifteen (15) days after such notification is delivered by the Indemnitee to the Indemnitor, the Indemnitee shall permit, and shall cause its employees and agents to permit, the Indemnitor to assume the defense of any such action or claim with qualified counsel at the Indemnitor’s sole cost and expense, provided, however, that if the Indemnified Party shall have reasonably concluded that representation of both Indemnitor and Indemnitee by the same counsel would be inappropriate due to an actual conflict of interests between them, the Indemnitee shall be able to obtain its own counsel at the expense of the Indemnitor. If the Indemnitor does not deliver written notice to the Indemnitee of its intent to assume control of such defense within such fifteen (15) day period, the Indemnitee may assume such defense with qualified counsel if its choice at the sole cost of the Indemnitor. If the Indemnitor assumes such defense hereunder, the Indemnitee may participate in such defense through counsel of its own selection at the Indemnitee’s sole cost and expense. Neither party shall settle or consent to entry of judgment of any such claim or dispute without the other Party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided that the Indemnitee shall be deemed to have granted such consent if either (i) such settlement does not adversely affect the Indemnitee, and does not impose any obligation or liability on the Indemnitee which cannot be assumed and performed in full by the Indemnitor, or (ii) such settlement involves only the payment of money by the Indemnitor or its insurer. The Indemnitor shall not be responsible for any attorneys’ fees or other costs incurred other than as provided in this Agreement. The Indemnitee, its employees and agents, shall provide reasonable and good faith assistance (including but not limited to documents and testimony) to the Indemnitor and its legal representatives, at the Indemnitor’s expense, in the investigation and defense of any action, claim or liability covered by this indemnification.

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15.4        LIMITATION ON LIABILITY. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NO PARTY TO THIS AGREEMENT SHALL BE LIABLE TO OR OTHERWISE RESPONSIBLE TO THE OTHER PARTY OR ANY AFFILIATE OF THE OTHER PARTY FOR LOST REVENUES OR PROFITS, OR INCIDENTAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR MULTIPLIED DAMAGES THAT ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE PERFORMANCE OR BREACH HEREOF OR THEREOF, EXCEPT (A) IN CONNECTION WITH A BREACH OF ARTICLE 13, (B) FOR FRAUD, OR (C) TO THE EXTENT THAT SUCH DAMAGES WERE ACTUALLY PAID TO A THIRD PARTY PURSUANT TO A THIRD PARTY CLAIM.

15.5        Insurance. As from the Effective Date, and for a period of five (5) years after the termination of this Agreement, each Party shall maintain adequate liability insurance coverage to cover its liabilities related to its activities and obligations under this Agreement in such amounts and with such coverage as is customary for similar companies in the pharmaceutical business, including any legally mandatory insurance (or reasonable self-insurance sufficient to provide materially the same level of protection).

15.6        Relation to Indemnification under Uveitis License Agreement. In calculating amounts payable to an indemnified Party hereunder, the amount of any indemnified Losses shall be computed net of any amounts actually recovered by the indemnified Party under the terms of the Uveitis License Agreement. It is the intention of the Parties that neither Party shall be entitled to recover for (nor shall any Party be responsible to indemnify the other for) the same Losses under both this Agreement and the Uveitis License Agreement.

ARTICLE 16
MISCELLANEOUS PROVISIONS

16.1        Force Majeure. Failure of either Party hereto to fulfill or perform its obligations under this Agreement shall not subject such Party to any liability if such failure is due to an event or a cause beyond its reasonable control, such as unforeseen nationwide labor conflict, acts of God, fire, earthquakes, floods, war, mobilization or unforeseen military call-up of a large magnitude, requisition, confiscation, commandeering, public decrees, riots, insurrections (a “Force Majeure Event”), provided that the affected Party uses commercially reasonable efforts to remove such Force Majeure Event and commence performance hereunder as soon as possible following the removal of such Force Majeure Event and that the affected Party gives the other Party prompt notice of the existence of such Force Majeure Event.

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16.2        Notices. Unless otherwise specified herein, all notices required or permitted to be given under this Agreement shall be in writing and shall be delivered personally, by facsimile transmission or sent by a nationally recognized overnight courier service, and shall be deemed to have been given upon receipt. Any such notices shall be addressed to the receiving party at such party’s address set forth below, or at such other address as may from time to time be furnished by similar notice by either party:

If to Valeant:	[***]
[***]
[***]
[***]
[***]
[***]

[***]

[***]
[***]
[***]
[***]

[***]

If to Eyegate:	[***]
[***]
[***]
[***]
[***]

[***]

[***]
[***]
[***]
[***]
[***]

16.3        Entire Agreement; Modification. This Agreement, including without limitation all exhibits and attachments hereto, contains the entire Agreement among the parties hereto with respect to the subject matter hereof and supersedes all previous agreements, negotiations, commitments and writings among the parties hereto with respect of the subject matter hereof, and may not be changed or modified in any manner unless in a written instrument duly approved by both Parties. Notwithstanding this Section 16.3, the Uveitis License Agreement shall not be superseded, replaced or amended by this Agreement.

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16.4        Severability. If any provision of this Agreement or any other document delivered under this Agreement is prohibited or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or enforceable nor the remaining provisions hereof, nor render unenforceable such provision in any other jurisdiction, unless the effect of rendering such provision ineffective would be to substantially deviate from the expectations and intent of the respective parties in entering into this Agreement. In the event any provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the parties hereto shall use reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes hereof.

16.5        No Waiver; Cumulative Remedies. No failure or delay on the part of either Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No waiver of any provision hereof shall be effective unless the same shall be in writing and signed by the Party giving such waiver. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

16.6        Headings. All Article and Section headings are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

16.7        Governing Law; Arbitration; Mediation.

(a)          This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to choice of law rules.

(b)          If any dispute, controversy or difference arises between the Parties in connection with or arising out of this Agreement, the Parties shall first attempt to settle such matter amicably through mutual discussion, involving, to the extent necessary, senior executives of both Parties. Should the Parties fail to reach an amicable settlement within sixty (60) days of a formal written request by one Party to the other for such discussion, said dispute, controversy or difference shall be submitted to non-binding mediation in accordance with Section 16.7(c).

(c)          With respect to any proceeding, each of the parties irrevocably (i) agrees and consents to be subject to the exclusive jurisdiction of any federal or state court in New York, United States of America (any such court, the “New York Court”) and (ii) waives any objection which it may have at any time to the laying of venue of any proceeding brought in any such New York Court and waives any claim that such proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such proceeding, that such court does not have any jurisdiction over such Party. Notwithstanding the foregoing: (i) each of the parties shall be entitled to seek injunctive relief and specific performance in any court of competent jurisdiction, and (ii) if the court adjudicating such proceeding refuses for any reason to exercise jurisdiction over the dispute, the parties shall be free to bring such proceeding in any other Court in the State of New York as provided above and, in the event such other court(s) refuse for any reason to exercise jurisdiction over the dispute, of the parties shall be free to bring such proceeding in any other court of competent jurisdiction.

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(d)          Notwithstanding the foregoing, neither Valeant nor Eyegate shall be required to pursue the escalation procedures set forth in this Section 16.7 if the result of following such escalation provisions set forth would result in the lapse of the statute of limitations applicable to a claim hereunder.

16.8        Counterparts. This Agreement and any amendment or supplement hereto may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Agreement shall become binding when any number of counterparts, individually or taken together, shall bear the signatures of both Parties. This Agreement may be executed and delivered by facsimile or any other electronic means, including “.pdf” or “.tiff” files, and any facsimile or other scanned copy of a signed copy of this Agreement shall constitute an original for all purposes.

16.9        Assignments. No party shall be permitted to assign this Agreement or any of its rights or obligations under this Agreement, directly or by operation of law or otherwise, without the other parties’ express, prior written consent, except that (i) Eyegate may assign or sublicense this Agreement, in whole or in part, to an Affiliate or to its successor in connection with any merger, consolidation or sale or other disposal of all or substantially all of its assets without Valeant’s consent and (ii) Valeant may assign or sublicense this Agreement, in whole or in part, to an Affiliate or to its successor in connection with any merger, consolidation or sale or other disposal of all or substantially all of its assets and/or business to which this License Agreement relates without Eyegate’s consent; provided that no such assignment shall relieve the assigning party of any of its obligations under this Agreement. Any such purported assignment in violation of this Agreement shall be null and void ab initio.

16.10      Costs and Expenses. Except as otherwise specified herein, each Party shall bear its own expenses with respect to the transactions contemplated by this Agreement.

16.11      Affiliates. Valeant may perform certain of its obligations and activities hereunder through one or more of its Affiliates, provided that Valeant shall remain responsible for such Affiliates and for ensuring that such Affiliates performance such obligations and activities in accordance with the terms hereof.

(Signature Page to Follow)

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IN WITNESS WHEREOF, the Parties, by their duly authorized representatives, have entered into this Agreement effective as of the Effective Date.

Valeant Pharmaceuticals Ireland

By:	/s/ Graham Jackson
	Name:	Graham Jackson
	Title:	Director

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
	Name:	Stephen From
	Title:	President & CEO

EYEGATE PHARMA S.A.S.

By:	/s/ Stephen From
	Name:	Stephen From
	Title:	President

[Signature Page to Eyegate License Agreement]

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Appendix A: Wire Instructions

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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Appendix B: Schedule of Development-Based Milestone Payments

Development Milestone	Percentage of Aggregate Development Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Appendix C: Joint Press Release

See attached.

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Appendix D

Example of [***] Sales-Based Milestone Payments and [***] Sales-Based Milestone Payments

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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Schedule 1.1(iiii)

Western European Countries

United Kingdom

France

Germany

Spain

Italy

Austria

Belgium

Cyprus

Denmark

Finland

Greece

Iceland

Ireland

Liechtenstein

Luxembourg

Malta

Monaco

Netherlands

Norway

Portugal

Sweden

Switzerland

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Schedule 9.2(c)

Product Patents

[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]

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[***]	[***]	[***]
[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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Schedule 9.2(k)

Product Contracts

Dalton Chemical Laboratories, Inc. operating as Dalton Pharma Services

•	Master Services Agreement, August 25, 2014

University of Miami

•	December 16, 2005: Amended and Restated Licensing Agreement

BEHAR-COHEN

•	July 23, 1999: Transaction Protocol

TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

•	March 6, 2012: Clinical Trial Agreement

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Schedule 9.2(o)

Certain Government Grants and Other Funding

[***]

•	[***]
•	[***]
•	[***]

[***]

•	[***]

[***]

•	[***]

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